UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2014

Item 1. Report to Stockholders.

Annual Report

For the Year Ended March 31, 2014

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Institutional Equity Fund

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is a market capitalization weighted index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.  This index reflects the reinvestment of dividends and/or interest income and is not available for investment.

The Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance.  The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing.

These indices reflect the reinvestment of dividends and/or interest income.  These indices do not incur expenses and are not available for investment.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Alpha is a measure of performance on a risk-adjusted basis.

Price-to-Earnings (P/E) ratio is the ratio of the stock price to the trailing 12 months diluted EPS.

Return on assets is an indicator of how profitable a company is relative to its total assets.

Return on equity is the amount of net income returned as a percentage of shareholders equity.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base.  Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders.  In addition, stock prices are generally more volatile than bond prices.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities.  Similarly, the transaction costs involved in trading a stock may be more or less than a particular bond depending on the factors mentioned above and whether the stock or bond trades upon an exchange.  Depending on the entity issuing the bond, it may or may not afford additional protection to the investor, such as a guarantee of return of principal by a government or bond insurance company.  There is typically no guarantee of any kind associated with the purchase of an individual stock.  Bonds are often owned by individuals interested in current income, while stocks are generally owned by individuals seeking price appreciation with income a secondary concern.  Cash is highly liquid and does not have the risk of capital loss.  The tax treatment of returns of cash, bonds and stocks also differs given differential tax treatment of income versus capital gain.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Osterweis Capital Management. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

The Osterweis Funds are distributed by Quasar Distributors, LLC.

Table of Contents

Letter from the Chief Investment Officer and the President	2

Manager Reviews, Fund Overviews and Schedules of Investments

Osterweis Fund
Portfolio Managers’ Review	5
Fund Overview	6
Schedule of Investments	7

Osterweis Strategic Income Fund
Portfolio Managers’ Review	9
Fund Overview	10
Schedule of Investments	11

Osterweis Strategic Investment Fund
Portfolio Managers’ Review	16
Fund Overview	18
Schedule of Investments	19

Osterweis Institutional Equity Fund
Portfolio Managers’ Review	24
Fund Overview	25
Schedule of Investments	26

Financial Statements

Statements of Assets and Liabilities	28

Statements of Operations	29

Statements of Changes in Net Assets
Osterweis Fund	30
Osterweis Strategic Income Fund	31
Osterweis Strategic Investment Fund	32
Osterweis Institutional Equity Fund	33

Financial Highlights
Osterweis Fund	34
Osterweis Strategic Income Fund	35
Osterweis Strategic Investment Fund	36
Osterweis Institutional Equity Fund	37

Notes to Financial Statements	38

Report of Independent Registered Public Accounting Firm	46

Expense Example	47

Trustees and Executive Officers	49

Additional Information	51

Privacy Notice	52

Letter from the Chief Investment Officer and the President

April 17, 2014

Dear Investors,

After soaring 40% over the 18 month period from mid-2012 to year-end 2013, the stock market, as measured by the S&P 500 Index, has taken a breather in early 2014.  Investors are understandably questioning if it is time to lower exposure to U.S. equities now that the recovery from the 2008-09 lows is five years old, stock market valuations no longer appear cheap and the Federal Reserve (“The Fed”) is beginning to take steps that may lead to higher interest rates later this year and next.  Softer than expected economic readings early in 2014 across many emerging market economies, as well as the U.S., have also raised questions as to the sustainability of corporate profits.  In this letter, we ask: “How long in the tooth is this bull market?”  We start with a short review of how we arrived at this particular moment in both the economic and market cycles and then review both the bear and bull case for staying invested in equities.

Where have we come from? Simply put, we have come from the worst financial and economic crisis since the Great Depression.  In 2008, the U.S. financial system was seriously imperiled.  A toxic combination of horrendous loans and excessive leverage caused numerous banks and other financial institutions to fail.  Many were married off in shotgun weddings or taken over by the federal government before the true scope of their difficulties were fully understood.  The economy plummeted, unemployment skyrocketed and markets cratered.  They were truly ugly and scary times.

By the second quarter of 2009, the financial system found its footing and the economy began a long, slow climb out of the snake pit.  Our view for some time has been that the economy would slowly grind higher as financial institutions and consumers gradually delevered and regained a semblance of financial strength.  We expected that the recovery would be characterized by below-average growth, low inflation and prolonged low interest rates.  This has been a powerful recipe for stocks and much of the bond market over most of the past five years.  In fact, nearly all asset classes have rebounded, including real estate and other hard assets.

We have been somewhat surprised by the vigor of corporate profits.  Numerous factors conspired to raise profit margins to record highs.  Chief among them was the effect of concerted cost controls resulting in extraordinary efficiency gains.  In effect, even just a small recovery in demand for many businesses resulted in an outsized profit recovery as firms discovered that they did not need to hire additional labor to produce more.  Also helping was balance sheet deleveraging coupled with low interest rates, virtually no real wage cost increase and lower energy costs due to the shale oil and gas boom.

For several years we have been writing about the long-term bull case for U.S. equities.  Besides the factors discussed above, we pointed to the fact that U.S. equities were reasonably priced in absolute terms, and very attractive relative to bonds.  We further argued that for 10-20 years investors had systematically reduced their exposure to U.S. equities in favor of bonds, emerging market equities, hedge funds, private equity investments and venture capital.  As a result, we believed (and still do believe) that there would be a long-term repositioning of portfolios back to a higher weighting in U.S. equities.

So far we have been right.  But now that stocks have performed so well from the depths of the 2008 crisis, what’s next? Do we still hold to our thesis of a long-term bull market in stocks? The short answer is yes, but to provide you with a fuller picture we want to review both the contra argument, i.e., the bear case, and the pro argument, i.e., the bull case.

The Bear Case

The crux of the bear case is that the market is up significantly, price-earnings (P/E) ratios are now above historical averages and valuations appear stretched.  Furthermore, profit margins are at record levels and will inevitably regress back towards their historical mean, seriously threatening profit growth rates, as will sluggish growth in the U.S. and declining growth rates in emerging markets, especially in China.  The bear case rejects the idea that the U.S. economy will benefit in any meaningful way from improved cost competitiveness globally or will enjoy anything approaching a normal housing recovery.  As a result, unemployment will remain structurally high and wage growth will remain low, resulting in anemic consumer spending which accounts for over 70% of U.S. Gross Domestic Product (GDP).

On top of all this, the Fed is starting to taper, i.e., backing away from its very loose monetary policy.  As a result, interest rates should go up and higher interest rates could lead to lower P/E ratios for stocks.  Rising rates could also entice

Letter from the Chief Investment Officer and the President

investors to allocate assets to fixed income securities and away from equities.  Add to this the potential long-term inflation current monetary policy could generate, and P/E multiples have further downside.

In sum, the bear case rests on the twin pillars of declining P/Es or valuations and declining profit margins and earnings disappointments.  The bull case, as outlined below, argues just the opposite, i.e. stable or rising valuations coupled with sustained economic and profit growth.

The Bull Case

The bull case derives from the assertion that we are in a very low inflationary environment that is good for both economic growth and stock market valuations.  The slowdown in China and other emerging markets means that China’s voracious appetite for commodities, a function of its investment-driven growth, is now over.  The commodity supercycle of the last decade is fini.  Commodity prices are down and will stay down.  Ergo inflation will remain low.

A drop in commodity prices, especially for food and energy, should act as a tax decrease for U.S. consumers.  It adds to their discretionary disposable income, which then gets spent on other goods and services, increasing demand and leading to stronger overall economic growth.  This sets up a virtuous cycle of higher wages and employment, which further augments consumer disposable income, again leading to more spending, etc.  The consumer accounts for 72% of aggregate demand, which makes this cycle extremely powerful.

Furthermore, in the five years since the depths of the 2008 financial crisis, the consumer has deleveraged and is now in relatively good shape.  While much has been written about the plight of the long-term unemployed, the fact remains that employment is up and there even appears to be a labor shortage in certain skilled jobs1.

Lower inflation should be helped by a stronger U.S. dollar.  As the Fed tapers, interest rates in the U.S. are likely to be biased upwards, while the slowdown in emerging markets and sluggish growth in Europe and Japan should result in loose monetary policies and lower interest rates in those countries.  If this scenario of higher rates in the U.S. and lower rates for our trading partners proves to be correct, the dollar will strengthen vis-à-vis the other currencies, making our imports cheaper and thus lowering inflationary pressures in the U.S. and again helping to bolster the spending power of the U.S. consumer.

Another factor that could enhance growth over the next several years would be an increase in capital spending.  Since the financial crisis, U.S. corporations have been more focused on repairing and strengthening their balance sheets than on expansion.  As a result, balance sheets are now much stronger and our capital base (plant and equipment) is aging.  Hence conditions appear ripe for a pickup in capital spending2.

Given all of the above, we think that continued low inflationary economic growth could be a good bet going forward.  Since the factors that have caused profit margins to reach their current high levels still appear in place, profit growth should mirror economic growth.  Of course, there will be differences among various industries and among companies within specific industries, but on balance, corporate profits should continue rising.

On a cautionary note, we are aware that growing shortages of skilled labor could put upward pressure on wages, which in turn could cause companies to begin raising prices more aggressively.  We are closely monitoring this trend and others that could undermine the low-inflation thesis.

So now the question is:  “What about valuations?”  P/E ratios are slightly above average, but not excessive.  Francois Trahan argues quite convincingly that P/E ratios are driven by inflation more than by interest rates.  Since inflation is expected to remain low, P/Es should remain high.  This makes sense because we use long-term interest rates (e.g. the 10-year U.S. Treasury rate) in our dividend discount models to calculate a theoretical market P/E, and long-term interest rates are really a reflection of inflation and inflation expectations.

1	Cornerstone Macro LP, Portfolio Strategy Outlook.
2	BCA Research, The Bank Credit Analyst, March 2014.

Letter from the Chief Investment Officer and the President

Trahan argues that because inflation is likely to stay low, interest rates may not rise all that much as the Fed tapers, and more importantly that the market’s P/E ratio is likely to rise as it is ultimately more tied to inflation than interest rates.  He further argues that P/E cycles are typically measured in decades (not quarters) and that we are only a couple of years into a rising trend.  From a slightly different angle, we have argued for some time that if one uses the current low level of the 10-year U.S. Treasury rate and a dividend discount model, the theoretical market’s P/E would be roughly twice today’s actual P/E.  Therefore, either the market is already pricing in higher rates or the P/E has room to expand further.

In summary, the bull case rests on expectations of low inflation, continued economic and corporate profit growth, and rising equity valuations.  If all this comes to pass, U.S. equities may have a long way to go.  Over the past several years we have shared data that illustrates just how dramatic the flow of funds trend has been both in terms of years and dollars out of U.S. equities and into non-U.S. equities.  This trend was not just a case of irrational investors following the ignorant herd.  For many years, the return on assets and the return on equity in the emerging markets were rising faster than in the developed markets and ultimately eclipsed returns in the developed markets.  Investors understandably chased both the higher growth rates as well as the higher returns offered by emerging market equities.  Some observers have recently observed, however, that excess investment across the emerging markets has now driven down returns in recent years while returns by companies in the developed economies, especially the U.S., have rebounded resulting in the disappearance of any premium return in emerging market equities.

Markets, of course, never go straight up or straight down: they zig-zag.  Short term, we would not be surprised if the market took a breather after its strong gains last year.  Additionally, we may see volatility related to news coming out of the Middle East and Russia.  But longer term, we remain very optimistic on the outlook for U.S. equities.  In addition to the reasons we discussed above we believe U.S. equities are very attractive relative to the alternatives.  The great bull market in bonds appears to be over.  The great decades of emerging market growth appear to be behind us.  Hedge funds in aggregate have been mediocre performers for some time.  We expect money to flow back into stocks, particularly U.S. equities.  This is a technical (money flow) argument for a continued bull market.  It augments the fundamental case based on earnings and valuation.

In closing, on the equity side, despite our overall bullish outlook, we remain cognizant of both market and security specific risks.  Our main focus continues to be on individual companies which we believe have attractive investment attributes over and above the macro outlook and whose long-term growth prospects are largely independent of the macro outlook.  This is important because random events in the broader economy are by definition hard to predict.  We want to own reasonably valued companies that can plough ahead even if the seas get choppy.  To a large extent, this intense focus on individual companies is the basis of our equity investment strategy regardless of our outlook.

On the fixed income side, given that the Fed is likely to complete its asset purchases this year and may raise rates in early 2015, we still feel that Treasuries and investment grade bonds are unattractive.  Although yields in the high yield universe are low by historical standards, they still should give us a decent cushion against rising rates, especially at the shorter end of the maturity spectrum.  In addition, the slowdown in China and the end of the commodity cycle may act as a tailwind to growth here in the U.S., somewhat muting credit risk.  Select convertible bonds may also be attractive.  We believe that maintaining a shorter duration exposure in high yield and some convertible bonds is the right mix in this environment.

If you are not currently receiving our quarterly shareholder letters and outlooks by email and would like to receive them, please email contact@osterweis.com or call (800) 700-3316 to be added to our distribution list.

Sincerely,

John	Matt

Please see back of front cover for additional disclosures.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary
For the fiscal year ended March 31, 2014, the Osterweis Fund (the “Fund”) generated a total return of 18.55%, modestly underperforming its benchmark, the S&P 500 Index (the “S&P 500”), which generated a total return of 21.86% over the same period.  (Please see standardized performance in the table following this review.)

Market Review
The equity market, as measured by the S&P 500, gained 21.86% over the twelve months ended March 31, 2014 with much of the gain occurring in the fourth calendar quarter of 2013.  In the first calendar quarter of 2014, the markets treaded water as investors questioned the sustainability of corporate profit growth and potential market risks related to softer economic readings out of the emerging markets.

Portfolio Review
At the start of the fiscal year on April 1, 2013, our equity exposure was 95%.  Throughout the following twelve months, the Fund remained relatively fully invested.  At the end of the one-year period on March 31st, the Fund’s equity weighting remained approximately the same at 94%.

The Fund modestly underperformed the benchmark for the fiscal year ended March 31st, with its small but material cash holding being one of the major reasons.  Though averaging only 5% throughout the year, the residual position nevertheless resulted in a substantial drag on relative performance due to the strong equity market.  Within equities, stock selection in the Financials and Energy sectors accounted for most of the value detraction.  In particular, our investments in Brazilian stock exchange BM&F Bovespa and Brazilian conglomerate Cosan fared poorly during the period both on an absolute basis and versus the benchmark.  In addition, although performance was positive, Financials stock Alleghany subtracted relative value due to the security’s low return and substantive weighting.  Besides BM&F Bovespa and Cosan, the remaining top five detractors from absolute returns were IT company Compuware, aerospace equipment supplier Triumph and cable/internet operator Charter Communications, with the first investment exiting the portfolio in June 2013 and the latter two entering in late September 2013 and January 2014, respectively.

On the positive side, our favorable stock selection in the Health Care sector and in particular our positions in drug maker Valeant Pharmaceuticals and rehabilitation services provider HealthSouth garnered a substantial boost to relative as well as absolute returns.  Rounding out the Fund’s top five contributors to absolute performance were Google, Viacom and energy pipeline player Magellan Midstream Partners.  In addition, our sector weightings benefited relative performance overall, with our higher and lower exposures compared to the benchmark in Health Care and Consumer Staples, respectively, as well as the absence of Telecommunications holdings, adding the most value.  Somewhat dampening this positive impact was the Fund’s greater exposure to Utilities and Energy, and to a lesser extent, underweightings in Industrials and Information Technology.

Outlook & Portfolio Positioning
We think that the odds favor a continuation of the slow, non-inflationary economic growth we have seen over the past several years.  In this environment, companies should be able to keep growing earnings and cash flows and provide attractive returns compared to most alternatives (i.e., cash and fixed income).  That said, we expect to see the inevitable bumps along the road as the market reacts to any number of potential surprises (e.g., rumblings out of Russia or the Middle East).  We would look to use any resulting market pull backs as opportunities to increase positions in existing holdings or to buy new names.

As always, we are looking for attractively valued companies that we believe are misunderstood or out of favor.  While these companies are harder to find, we continue to uncover stocks that are facing various challenges and have unrecognized turnaround or growth potential.  We continue to focus on companies with businesses that can thrive in a slow growth economic environment.  Lastly, we maintain our focus on companies with strong and growing free cash flow, particularly those that return this cash flow to shareholders through dividends and stock repurchases.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code.  The Fund may invest in debt securities that are un-rated or rated below investment grade.  Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2014
					Since Inception
	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	18.55%	17.35%	8.07%	9.48%	11.43%
S&P 500 Index	21.86	21.16	7.42	4.46	9.18

Gross Expense Ratio as of 3/31/2014: 1.01%
Gross Expense Ratio as of 3/31/2013: 1.04%1
1	As of the most recent Prospectus dated June 30, 2013.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days.  Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower.

Growth of $10K (Ten Years Ending 3/31/2014)

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2004, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Sector Allocation

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	3.6%
Air Lease Corp.	3.6
Magellan Midstream Partners L.P.	3.4
Oracle Corporation	3.1
Crown Holdings, Inc.	3.0
DIRECTV	3.0
Google, Inc. – Class A	2.9
Johnson & Johnson	2.9
Enterprise Products Partners L.P.	2.9
Bayer AG	2.9
Total	31.3%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at March 31, 2014

Shares		Value
Common Stocks: 79.2%

Aerospace & Defense: 4.4%
218,520	Boeing Co.	$27,422,075
358,900	Triumph Group, Inc.	23,177,762
		50,599,837
Air Freight & Logistics: 1.4%
1,701,570	Royal Mail Plc1	15,970,924

Beverages: 2.2%
209,300	Diageo Plc – ADR	26,076,687

Communications Equipment: 2.3%
418,615	Motorola Solutions, Inc.	26,912,758

Containers & Packaging: 5.8%
780,885	Crown Holdings, Inc.1	34,936,795
976,585	Owens-Illinois, Inc.1	33,037,870
		67,974,665
Diversified Financial Services: 2.0%
920,425	PHH Corp.1	23,783,782

Electric Utilities: 1.2%
338,450	NRG Yield, Inc. – Class A	13,378,929

Food Products: 2.4%
690,590	Unilever NV – NYRS	28,397,061

Gas Utilities: 1.7%
828,125	Questar Corp.	19,692,813

Health Care Equipment & Supplies: 2.7%
294,860	Teleflex, Inc.	31,620,786

Health Care Providers & Services: 2.8%
913,740	HealthSouth Corp.	32,830,678

Insurance: 2.6%
68,590	Alleghany Corp.1	27,942,194
89,757	Symetra Financial Corp.	1,778,984
		29,721,178

Internet & Catalog Retail: 2.2%
891,830	Liberty Interactive
	Corp. – Class A1	25,747,132

Internet Software & Services: 2.9%
30,565	Google, Inc. – Class A1	34,064,998

IT Services: 1.3%
1,362,390	Xerox Corp.	15,395,007

Media: 10.6%
230,190	Charter Communications,
	Inc. – Class A1	28,359,408
1,097,600	Cinemark Holdings, Inc.	31,841,376
454,530	DIRECTV1	34,735,183
326,975	Viacom, Inc. – Class B	27,789,605
		122,725,572

Multiline Retail: 1.4%
1,062,145	Marks & Spencer Group PLC – ADR	15,999,090

Oil, Gas & Consumable Fuels: 4.0%
1,321,463	Cosan Limited – Class A	15,064,678
323,845	Occidental Petroleum Corp.	30,859,190
		45,923,868

Pharmaceuticals: 12.8%
245,410	Bayer AG – ADR	33,194,157
342,470	Johnson & Johnson	33,640,828
198,255	Novartis AG – ADR	16,855,640
442,260	Sanofi – ADR	23,121,353
319,653	Valeant Pharmaceuticals
	International, Inc.1	42,139,855
		148,951,833

Semiconductors & Semiconductor Equipment: 2.4%
3,305,930	Atmel Corp.1	27,637,575

Software: 3.1%
877,725	Oracle Corporation	35,907,730

Thrifts & Mortgage Finance: 0.7%
577,690	Stonegate Mortgage Corp.1	8,584,473

Trading Companies & Distributors: 3.6%
1,124,156	Air Lease Corp.	41,919,777

Water Utilities: 2.7%
698,895	American Water Works Co., Inc.	31,729,833

Total Common Stocks
(Cost $600,255,375)		921,546,986

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at March 31, 2014

Shares		Value
Partnerships & Trusts: 8.2%

Oil, Gas & Consumable Fuels: 8.2%
714,365	Atlas Pipeline Partners L.P.	$22,938,260
484,315	Enterprise Products Partners L.P.	33,592,089
564,999	Magellan Midstream Partners L.P.	39,403,030
		95,933,379
Total Partnerships & Trusts
(Cost $37,088,606)		95,933,379

Real Estate Investment Trust: 6.5%

574,580	Digital Realty Trust, Inc.	30,498,706
3,299,370	New Residential Investment Corp.	21,346,924
5,014,360	Newcastle Investment Corp.	23,567,492
		75,413,122
Total Real Estate Investment Trusts
(Cost $75,313,175)		75,413,122

Short-Term Investments: 5.6%

65,282,819	Federated U.S. Treasury
	Cash Reserves, 0.000%2	65,282,819
Total Short-Term Investments
(Cost $65,282,819)		65,282,819

Total Investments in Securities: 99.5%
(Cost $777,939,975)		1,158,176,306

Other Assets in Excess of Liabilities: 0.5%		5,328,583
Total Net Assets: 100.0%		$1,163,504,889

ADR – American Depositary Receipt
NYRS – New York Registry Shares
1	Non-income producing security.
2	Annualized seven-day yield as of March 31, 2014.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the fiscal year ended March 31, 2014, the Osterweis Strategic Income Fund (the “Fund”) generated a total return of 5.78%, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index (the “BC Agg”), which generated a total return of -0.10% over the same period.  (Please see standardized performance in the table following this review.)

Market Review

This past fiscal year was marked with continued discussion about the tapering-related activities by the Federal Reserve (“the Fed”).  The Fed roiled the markets in June of 2013 with their discussions of the potential reduction in Quantitative Easing (“QE”) in the fall, only to surprise the markets again when they did not “taper” their bond buying in September.  By the end of March, it appeared that the eventual end of QE had been priced into the market.

Portfolio Review

The Fund generated strong performance on both absolute and relative terms over the fiscal year.  The primary contributors to relative performance were the Fund’s non-investment grade (high yield) and convertible holdings, in addition to its shorter duration positioning.

Within the overall bond market, the high yield sector notably outpaced investment grade.  The Fund’s high yield holdings also produced strong results overall, outperforming the investment grade benchmark.  Given the Fund’s dominant weight in this sector, averaging 77% over the period, high yield securities contributed significantly to both absolute and relative returns.  The Fund started the fiscal year with 77% in high yield, reached a high of 84% and a low of 70%, and ended the fiscal year with 79%.  Also outperforming the benchmark were the Fund’s convertible holdings, which averaged a small 4% weighting yet enhanced both absolute and relative returns.  The benchmark, an investment grade index, does not contain any high yield or convertible bonds.

During the period, the longer end of the yield curve rose, while the shorter end declined.  As bond prices generally rise when yields fall and vice versa, this means that the Fund’s shorter duration positioning compared to the benchmark contributed positively to relative performance.

Outlook & Portfolio Positioning

Although recent Federal Reserve comments suggest that short-term rates may rise in early 2015, we believe that Treasury and investment grade bond investors may not fully appreciate their interest rate exposure.  With this risk on the forefront of our minds, we are maintaining our focus on shorter-term high yield bonds that should provide an opportunity for reasonable returns while attempting to provide some degree of cushion against rising rates.  We continue to selectively add longer-term bonds that have attractive yields after considering their risk/return profiles.  Given that the tailwinds seem to outnumber the headwinds, we are looking for opportunities to increase our convertible bond exposure.  Additionally, we have some cash on hand to allow us to take advantage of buying opportunities presented by short-term market volatility.

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade.  Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher rated securities.  The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk.  The Fund may invest in municipal securities which are subject to the risk of default.

Strategic Income Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2014
					Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	5.78%	6.28%	10.35%	6.89%	7.92%
Barclays U.S. Aggregate Bond Index	-0.10	3.75	4.80	4.46	4.73

Gross Expense Ratio as of 3/31/2014: 0.85%
Gross Expense Ratio as of 3/31/2013: 0.93%1
1	As of the most recent Prospectus dated June 30, 2013.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days.  Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower.

Growth of $10K (Ten Years Ending 3/31/2014)

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2004, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Asset Allocation

Top Ten Debt Holdings
MetroPCS Wireless, Inc., 7.875%	2.2%
Swift Services Holdings, Inc., 10.000%	2.0
Kratos Defense & Security
Solutions, Inc., 10.000%	1.8
Michaels FinCo Holdings LLC, 7.500%	1.8
Icahn Enterprises L.P., 3.500%	1.7
BI-LO LLC, 8.625%	1.7
Alere, Inc., 8.625%	1.7
CIT Group, Inc., 5.250%	1.5
Regis Corp., 5.750%	1.5
A.M. Castle & Co., 12.750%	1.5
Total	17.4%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at March 31, 2014

Principal
Amount		Value
Bonds: 85.2%
Corporate Bonds: 80.7%

Aerospace & Defense: 4.5%
	AAR Corp.
$10,435,000	7.250%, 01/15/2022	$11,348,063
	ADS Tactical, Inc.
74,827,000	11.000%, 04/01/20181	75,014,067
	Erickson, Inc.
59,163,000	8.250%, 05/01/20201	62,416,965
	Kratos Defense &
	Security Solutions, Inc.
114,862,000	10.000%, 06/01/2017	121,753,720
	Spirit AeroSystems, Inc.
36,200,000	5.250%, 03/15/20221	36,471,500
		307,004,315
Auto Components: 0.9%
	Stoneridge, Inc.
60,240,000	9.500%, 10/15/20171	65,285,100

Banks: 1.7%
	CIT Group, Inc.
106,104,000	5.250%, 04/01/20141	106,104,000
9,500,000	4.750%, 02/15/20151	9,785,000
		115,889,000
Beverages: 1.8%
	Beverages & More, Inc.
81,000,000	10.000%, 11/15/20181	84,543,750
	Cott Beverages, Inc.
35,523,000	8.125%, 09/01/2018	37,876,399
		122,420,149
Building Products: 0.7%
	Cleaver-Brooks, Inc.
43,815,000	8.750%, 12/15/20191	48,634,650

Capital Markets: 1.9%
	E*Trade Financial Corp.
71,662,000	6.000%, 11/15/2017	75,692,987
14,750,000	6.375%, 11/15/2019	16,114,375
	Oppenheimer Holdings, Inc.
36,998,000	8.750%, 04/15/2018	39,587,860
		131,395,222
Chemicals: 2.1%
	HIG BBC Intermediate Holdings LLC
35,151,000	10.500%, 09/15/20181	36,293,408
	LSB Industries, Inc.
29,000,000	7.750%, 08/01/20191	31,247,500
	Trinseo Materials Operating SCA
71,317,000	8.750%, 02/01/2019	76,754,921
		144,295,829
Commercial Services & Supplies: 1.8%
	Deluxe Corp.
19,750,000	6.000%, 11/15/2020	20,836,250
	R.R. Donnelley & Sons Co.
8,645,000	8.600%, 08/15/2016	10,049,812
33,865,000	8.250%, 03/15/2019	40,468,675
17,274,000	8.875%, 04/15/2021	19,541,213
10,000,000	7.000%, 02/15/2022	11,050,000
24,000,000	6.000%, 04/01/2024	24,240,000
		126,185,950
Construction & Engineering: 0.9%
	Michael Baker International LLC
55,725,000	8.250%, 10/15/20181	59,765,063

Construction Materials: 1.0%
	Associated Asphalt Partners LLC
29,583,000	8.500%, 02/15/20181	31,136,108
	Rain CII Carbon LLC
38,856,000	8.000%, 12/01/20181	40,798,800
		71,934,908
Consumer Finance: 2.5%
	Ally Financial, Inc.
24,494,000	6.750%, 12/01/2014	25,412,525
4,990,000	6.750%, 12/01/2014	5,183,362
40,695,000	8.300%, 02/12/2015	43,111,266
33,450,000	3.500%, 07/18/2016	34,537,125
24,500,000	2.750%, 01/30/2017	24,806,250
	Cash America International, Inc.
40,400,000	5.750%, 05/15/2018	39,996,000
		173,046,528
Containers & Packaging: 2.1%
	Ardagh Packaging Finance PLC
51,700,000	6.250%, 01/31/20191	54,155,750
	Berry Plastics Corp.
25,224,000	9.500%, 05/15/2018	26,705,910
	Packaging Dynamics Corp.
62,145,000	8.750%, 02/01/20161	63,892,828
		144,754,488

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2014

Principal
Amount		Value

Distributors: 0.3%
	Pittsburgh Glass Works LLC
$15,880,000	8.000%, 11/15/20181	$17,348,900

Diversified Consumer Services: 1.8%
	Outerwall, Inc.
19,000,000	6.000%, 03/15/2019	19,950,000
	Regis Corp.
99,000,000	5.750%, 12/05/20171	102,217,500
		122,167,500
Diversified Financial Services: 5.3%
	AerCap Aviation Solutions BV
11,125,000	6.375%, 05/30/2017	12,181,875
	Aviation Capital Group Corp.
19,600,000	3.875%, 09/27/20161	20,315,400
18,817,000	4.625%, 01/31/20181	19,583,567
	Icahn Enterprises L.P.
118,885,000	3.500%, 03/15/20171	120,371,062
	International Lease Finance Corp.
11,950,000	5.650%, 06/01/2014	12,050,081
7,000,000	6.500%, 09/01/20141	7,175,000
33,930,000	4.875%, 04/01/2015	35,287,540
13,985,000	8.625%, 09/15/20152	15,453,425
	Intrepid Aviation
	Group Holdings LLC
38,800,000	6.875%, 02/15/20191	40,255,000
	Milestone Aviation Group Ltd.
79,659,000	8.625%, 12/15/20171	86,131,294
		368,804,244
Diversified Telecommunication Services: 2.8%
	West Corp.
81,556,000	8.625%, 10/01/2018	87,876,590
57,259,000	7.875%, 01/15/2019	61,696,573
	Windstream Corp.
37,335,000	8.125%, 09/01/2018	39,855,113
		189,428,276
Electronic Equipment, Instruments
& Components: 0.8%
	Sanmina Corp.
50,242,000	7.000%, 05/15/20191	53,444,927

Energy Equipment & Services: 2.2%
	Era Group, Inc.
19,500,000	7.750%, 12/15/2022	20,670,000
	ION Geophysical Corp.
18,550,000	8.125%, 05/15/20181	17,622,500
	Nuverra Environmental
	Solutions, Inc.
60,755,000	9.875%, 04/15/2018	63,033,313
	Tervita Corp.
47,500,000	10.875%, 02/15/20181	47,915,625
		149,241,438
Food & Staples Retailing: 6.1%
	BI-LO LLC
115,142,000	8.625%, 09/15/20181	119,891,608
	KeHE Distributors LLC
10,500,000	7.625%, 08/15/20211	11,307,187
	Michaels FinCo Holdings LLC
117,399,000	7.500%, 08/01/20181	121,507,965
	Rite Aid Corp.
16,180,000	9.250%, 03/15/2020	18,505,875
	Roundy’s Supermarkets, Inc.
30,540,000	10.250%, 12/15/20201	32,677,800
	Spartan Stores, Inc.
45,000,000	6.625%, 12/15/20161	47,362,500
	Tops Holding Corp.
37,085,000	8.875%, 12/15/2017	40,700,787
	Tops Holding II Corp.
24,500,000	8.750%, 06/15/2018	25,694,375
		417,648,097
Food Products: 1.1%
	Shearer’s Foods LLC
67,581,000	9.000%, 11/01/20191	74,170,147

Health Care Equipment & Supplies: 1.7%
	Alere, Inc.
107,242,000	8.625%, 10/01/2018	115,553,255

Health Care Providers & Services: 1.9%
	CHS/Community
	Health Systems, Inc.
68,700,000	8.000%, 11/15/2019	75,827,625
4,000,000	6.875%, 02/01/20221	4,200,000
	HCA, Inc.
13,682,000	7.190%, 11/15/2015	14,913,380
	VWR Funding, Inc.
33,550,000	7.250%, 09/15/2017	36,234,000
		131,175,005
Hotels, Restaurants & Leisure: 2.7%
	Boyd Gaming Corp.
60,351,000	9.125%, 12/01/2018	65,722,239

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2014

Principal
Amount		Value

Hotels, Restaurants & Leisure: 2.7% (Continued)
	Carrols Restaurant Group, Inc.
$52,446,000	11.250%, 05/15/2018	$60,640,687
	Peninsula Gaming Corp.
12,020,000	8.375%, 02/15/20181	13,041,700
	Ruby Tuesday, Inc.
51,279,000	7.625%, 05/15/2020	46,022,903
		185,427,529
Household Durables: 2.2%
	Blyth, Inc.
49,000,000	6.000%, 06/30/20171,3	51,205,000
	Century Intermediate Holding Co.
56,000,000	9.750%, 02/15/20191	59,290,000
	Ethan Allen Global, Inc.
37,470,000	5.375%, 10/01/2015	39,015,637
		149,510,637
Household Products: 0.5%
	Sun Products Corp.
44,000,000	7.750%, 03/15/20211	37,620,000

Independent Power and Renewable
Electricity Producers: 0.8%
	NRG Energy, Inc.
21,746,000	7.625%, 05/15/2019	22,724,570
29,747,000	8.500%, 06/15/2019	31,420,269
		54,144,839
IT Services: 0.3%
	Unisys Corp.
22,000,000	6.250%, 08/15/2017	24,117,500

Leisure Products: 0.8%
	Smith & Wesson Holding Corp.
49,500,000	5.875%, 06/15/20171	51,727,500

Machinery: 2.1%
	Amsted Industries, Inc.
39,200,000	5.000%, 03/15/20221	39,543,000
	Navistar International Corp.
61,525,000	8.250%, 11/01/2021	62,986,219
	Waterjet Holdings, Inc.
41,860,000	7.625%, 02/01/20201	44,476,250
		147,005,469

Media: 1.5%
	Carmike Cinemas, Inc.
8,367,000	7.375%, 05/15/2019	9,172,324
	Lions Gate Entertainment Corp.
19,500,000	5.250%, 08/01/2018	19,792,500
	MDC Partners, Inc.
48,050,000	6.750%, 04/01/20201	50,812,875
	NAI Entertainment Holdings
25,250,000	5.000%, 08/01/20181	26,323,125
		106,100,824

Metals & Mining: 5.7%
	A.M. Castle & Co.
89,138,000	12.750%, 12/15/2016	100,614,517
	AuRico Gold, Inc.
16,000,000	7.750%, 04/01/20201	15,960,000
	Coeur Mining, Inc.
27,500,000	7.875%, 02/01/2021	27,775,000
40,000,000	7.875%, 02/01/20211	40,300,000
	Edgen Murray Corp.
67,692,000	8.750%, 11/01/20201	78,438,105
	Hecla Mining Co.
40,625,000	6.875%, 05/01/2021	39,609,375
	Horsehead Holding Corp.
64,075,000	10.500%, 06/01/20171	72,244,563
18,000,000	10.500%, 06/01/20171	20,295,000
		395,236,560

Multiline Retail: 0.7%
	Bon-Ton Department Stores, Inc.
9,000,000	10.625%, 07/15/2017	9,045,000
40,224,000	8.000%, 06/15/2021	39,067,560
		48,112,560

Oil, Gas & Consumable Fuels: 5.0%
	Alon Refining Krotz Springs, Inc.
24,472,000	13.500%, 10/15/2014	24,609,655
	Armstrong Energy, Inc.
19,995,000	11.750%, 12/15/2019	20,894,775
	Calumet Specialty
	Products Partners L.P.
33,607,000	9.375%, 05/01/2019	38,311,980
10,940,000	9.375%, 05/01/2019	12,471,600
24,000,000	6.500%, 04/15/20211	24,240,000
	NGL Energy Partners L.P.
24,250,000	6.875%, 10/15/20211	25,341,250
	Niska Gas Storage Canada ULC
15,000,000	6.500%, 04/01/20191	14,831,250
	RAAM Global Energy Co.
23,450,000	12.500%, 10/01/2015	24,270,750

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2014

Principal
Amount		Value

Oil, Gas & Consumable Fuels: 5.0% (Continued)
	Resolute Energy Corp.
$49,029,000	8.500%, 05/01/2020	$51,480,450
	Ultra Resources, Inc.
34,500,000	7.310%, 03/01/20161,3	36,968,958
24,500,000	5.920%, 03/01/20183	25,808,766
	Vanguard Natural Resources, LLC
44,035,000	7.875%, 04/01/2020	47,667,887
		346,897,321
Paper & Forest Products: 0.7%
	Resolute Forest Products, Inc.
47,500,000	5.875%, 05/15/20231	46,550,000

Pharmaceuticals: 1.2%
	Valeant Pharmaceuticals
	International
7,500,000	6.750%, 10/01/20171	7,968,750
69,873,000	6.875%, 12/01/20181	74,589,428
		82,558,178
Road & Rail: 2.6%
	Hertz Corp.
39,825,000	7.500%, 10/15/2018	42,562,969
	Swift Services Holdings, Inc.
125,423,000	10.000%, 11/15/2018	138,435,636
		180,998,605
Semiconductors & Semiconductor Equipment: 1.0%
	Global A&T Electronics Ltd.
65,000,000	10.000%, 02/01/2019 1	53,625,000
	NXP BV
15,000,000	3.500%, 09/15/20161	15,412,500
		69,037,500

Specialty Retail: 0.6%
	Brown Shoe Co., Inc.
23,550,000	7.125%, 05/15/2019	25,021,875
	Gibson Brands, Inc.
14,900,000	8.875%, 08/01/20181	15,943,000
		40,964,875

Thrifts & Mortgage Finance: 1.5%
	Nationstar Mortgage Holdings, Inc.
88,725,000	10.875%, 04/01/2015	89,390,437
13,349,000	9.625%, 05/01/2019	14,817,390
		104,207,827

Tobacco: 1.0%
	Alliance One International, Inc.
69,000,000	9.875%, 07/15/2021	70,897,500

Trading Companies & Distributors: 1.5%
	BlueLine Rental Finance Corp.
8,000,000	7.000%, 02/01/20191	8,480,000
	Modular Space Corp.
9,000,000	10.250%, 01/31/20191	9,382,500
	United Rentals North America, Inc.
29,397,000	9.250%, 12/15/2019	32,499,853
	WESCO Distribution, Inc.
49,500,000	5.375%, 12/15/20211	50,737,500
		101,099,853

Wireless Telecommunication Services: 2.4%
	MetroPCS Wireless, Inc.
139,786,000	7.875%, 09/01/2018	148,872,090
	Sprint Communications, Inc.
12,818,000	8.375%, 08/15/2017	15,141,262
		164,013,352

Total Corporate Bonds
(Cost $5,442,396,061)		5,555,821,420

Convertible Bonds: 4.5%

Air Freight & Logistics: 0.3%
	UTi Worldwide, Inc.
3,500,000	4.500%, 03/01/20191	3,745,000
	XPO Logistics, Inc.
8,550,000	4.500%, 10/01/2017	16,074,000
		19,819,000
Biotechnology: 0.3%
	PDL BioPharma, Inc.
19,170,000	4.000%, 02/01/2018	20,272,275

Capital Markets: 0.6%
	Knight Capital Group, Inc.
42,500,000	3.500%, 03/15/2015	43,004,687

Diversified Consumer Services: 0.0%
	Carriage Services, Inc.
3,000,000	2.750%, 03/15/20211	3,157,515

Diversified Financial Services: 0.2%
	Air Lease Corp.
8,500,000	3.875%, 12/01/2018	12,914,687

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2014

Principal
Amount		Value

Electronic Equipment, Instruments
& Components: 0.1%
	InvenSense, Inc.
$7,000,000	1.750%, 11/01/20181	$8,907,500

Health Care Equipment & Supplies: 0.5%
	Teleflex, Inc.
18,150,000	3.875%, 08/01/2017	32,272,969

Machinery: 0.8%
	Navistar International Corp.
55,500,000	4.500%, 10/15/20181	54,528,750

Metals & Mining: 1.0%
	Goldcorp, Inc.
38,500,000	2.000%, 08/01/2014	38,644,375
	Newmont Mining Corp.
30,000,000	1.250%, 07/15/2014	30,112,500
		68,756,875
Oil, Gas & Consumable Fuels: 0.2%
	Alon USA Energy, Inc.
9,000,000	3.000%, 09/15/20181	10,861,875
	Bill Barrett Corp.
6,103,000	5.000%, 03/15/2028	6,114,474
		16,976,349
Semiconductors & Semiconductor Equipment: 0.5%
	NVIDIA Corp.
29,000,000	1.000%, 12/01/20181	31,881,875

Total Convertible Bonds
(Cost $278,040,434)		312,492,482

Total Bonds
(Cost $5,720,436,495)		5,868,313,902

Short-Term Investments: 14.2%

976,197,462	Federated U.S. Treasury
	Cash Reserves, 0.000%4	$976,197,462

Total Short-Term Investments
(Cost $976,197,462)		976,197,462

Total Investments in Securities: 99.4%
(Cost $6,696,633,957)		6,844,511,364
Other Assets in Excess of Liabilities: 0.6%		38,224,991
Total Net Assets: 100.0%		$6,882,736,355

1
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At March 31, 2014, the value of these securities amounted to $2,847,472,240 or 41.4% of net assets.

2	Variable/Step rate security; rate shown is the rate in effect on March 31, 2014.
3	Security is fair valued under supervision of the Board of Trustees (See Note 2A).
4	Annualized seven-day yield as of March 31, 2014.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

For the fiscal year ended March 31, 2014, the Osterweis Strategic Investment Fund (the “Fund”) generated a total return of 16.40%1, outperforming the 12.72% return of its blended benchmark composed of 60% S&P 500 Index (the “S&P 500”) and 40% Barclays U.S. Aggregate Bond Index (the “BC Agg”) over the same period.  (Please see standardized performance in the table following this review.)

Market Review

The equity market, as measured by the S&P 500, gained 21.86% over the twelve months ended March 31, 2014 with much of the gain occurring in the fourth calendar quarter of 2013.  In the first calendar quarter of 2014, the markets treaded water as investors questioned the sustainability of corporate profit growth and potential market risks related to softer economic readings out of the emerging markets.

The fixed income market, as measured by the BC Agg, was down 0.10% over the twelve months ended March 31, 2014 and was roiled by the Federal Reserve’s (“The Fed’s”) decision in June of 2013 to begin tapering its Quantitative Easing (“QE”), only to surprise the markets again when they did not “taper” their bond buying in September.  By the end of March it appeared that the eventual end of QE had been priced into the market.

Portfolio Review

At the start of the fiscal year on April 1, 2013, the Fund’s equity exposure was 56%.  Equities averaged a 63% weighting over the next twelve months and ended the period on March 31, 2014 at 64%.  Both the equity and fixed income holdings contributed to the Fund’s outperformance versus its blended benchmark over the period.

Equities

The Fund’s equities modestly outperformed the S&P 500 for the fiscal year ending March 31st.  The primary drivers of excess returns were favorable stock selection in Utilities and Industrials.  In Utilities, our continuing position in NRG Yield gave a substantial boost to relative as well as absolute returns.  Aviation companies Boeing, Spirit Aerosystems and Air Lease were the top performers within the Industrials sector.  In addition, stock selection in Health Care also contributed to the outperformance.  In particular, our investments in drug maker Valeant Pharmaceuticals and rehabilitation services provider HealthSouth fared quite well.  Another noteworthy holding that generated attractive returns was media stock Viacom, one of the top five contributors to absolute performance within equities.

On the negative side, stock selection in the Financials and Energy sectors accounted for most of the value detraction.  In particular, our investments in Brazilian stock exchange BM&F Bovespa and Brazilian conglomerate Cosan performed poorly during the period both on an absolute basis and versus the S&P 500.  In addition, although performance was positive, Financials stock Alleghany detracted relative value due to the security’s low return and substantive weighting.  Besides BM&F Bovespa and Cosan, the remaining top five detractors from absolute returns were aerospace equipment supplier Triumph, IT company Compuware and cable/internet operator Charter Communications.  (Triumph and Charter entered the portfolio in late September 2013 and January 2014, respectively, while Compuware exited in June 2013.)

Overall, our equity sector weightings were a source of positive alpha, with our lower and higher exposures compared to the benchmark in Consumer Staples and Health Care, respectively, as well as the absence of Telecommunications holdings, adding the most value.  Somewhat dampening this positive impact was the Fund’s greater exposure to Utilities and underweightings in Financials, Information Technology and Industrials.

Fixed Income

The Fund’s fixed income holdings outperformed the BC Agg for the fiscal year ended March 31, 2014.  The primary contributors to relative performance were the Fund’s non-investment grade (high yield) and convertible holdings, in addition to its shorter duration positioning.

Strategic Investment Fund | Portfolio Managers’ Review

Within the overall bond market, the high yield sector notably outpaced investment grade.  The Fund’s high yield securities also produced strong results overall, outperforming the investment grade benchmark.  Given the meaningful weight of this sector within fixed income as well as the overall portfolio, averaging 92% and 31% over the period, respectively, high yield securities contributed significantly to both absolute and relative returns.  Also outperforming the investment grade benchmark were the Fund’s convertible securities as a whole, which averaged a small weighting yet enhanced both absolute and relative returns.  The benchmark, an investment grade index, does not contain any high yield or convertible bonds.

During the period, the longer end of the yield curve rose, while the shorter end declined.  As bond prices generally rise when yields fall and vice versa, this means that the Fund’s shorter duration positioning compared to the benchmark contributed positively to relative performance.

Outlook & Portfolio Positioning

We think that the odds favor a continuation of the slow, non-inflationary economic growth we have seen over the past several years.  In this environment, companies should be able to keep growing earnings and cash flows and provide an opportunity for attractive returns compared to most alternatives (i.e. cash and fixed income).  That said, we expect to see the inevitable bumps along the road as the market reacts to any number of potential surprises (e.g. rumblings out of Russia or the Middle East).  We would look to use any resulting market pull backs as opportunities to increase positions in existing holdings or to buy new names.

On the equity side, as always, we are looking for attractively valued companies that we believe are misunderstood or out of favor.  While these companies are harder to find, we continue to uncover stocks that are facing various challenges and have unrecognized turnaround or growth potential.  We continue to focus on companies with businesses that can thrive in a slow growth economic environment.  Lastly, we maintain our focus on companies with strong and growing free cash flow, particularly those that return this cash flow to shareholders through dividends and stock repurchases.

For fixed income, recent Federal Reserve comments suggest that short-term rates may begin to rise in early 2015.  We believe that Treasury and investment grade bond investors may not fully appreciate the implications for their bond holdings given their interest rate exposure.  With this risk on the forefront of our minds, we are maintaining our focus on shorter-term high yield bonds that should provide an opportunity for reasonable returns while attempting to provide some degree of cushion against rising rates.  We continue to selectively add longer-term bonds that have attractive yields after considering their risk/return profiles.  We are also looking for opportunities to increase our convertible bond exposure.

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies.  The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code.  The Fund may invest in debt securities that are un-rated or rated below investment grade.  Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Higher turnover rates may result in increased transaction costs, which could impact performance.

Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.

1	Performance has been adjusted to comply with Generally Accepted Accounting Principles.

Strategic Investment Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2014
			Since Inception
	1 Yr.	3 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	16.40%1	12.30%	15.39%
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	12.72	10.40	13.16

Gross Expense Ratio as of 3/31/2014: 1.15%
Gross Expense Ratio as of 3/31/2013: 1.30%2
1	Performance has been adjusted to comply with Generally Accepted Accounting Principles.
2	As of the most recent Prospectus dated June 30, 2013.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days.  Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower.  Since inception, short-term opportunities in the high yield new issue market, which may not be sustainable, have contributed materially to the Fund’s performance.

Growth of $10K (Inception to 3/31/2014)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Asset/Sector Allocation

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	2.4%
Air Lease Corp.	2.4
Digital Realty Trust, Inc.	2.2
Oracle Corporation	2.2
Crown Holdings, Inc.	2.2
DIRECTV	2.1
NRG Yield, Inc. – Class A	2.0
Owens-Illinois, Inc.	2.0
Occidental Petroleum Corp.	2.0
Enterprise Products Partners L.P.	1.9
Total	21.4%

Fund holdings are subject to change.

Top Ten Debt Holdings
Calumet Specialty Products
Partners L.P., 9.375%	0.5%
InvenSense, Inc., 1.750%	0.5
Amsted Industries, Inc., 5.000%	0.5
Sprint Communications, Inc., 8.375%	0.4
Carrols Restaurant Group, Inc., 11.250%	0.4
Waterjet Holdings, Inc., 7.625%	0.4
Packaging Dynamics Corp., 8.750%	0.4
A.M. Castle & Co., 12.750%	0.4
Cleaver-Brooks, Inc., 8.750%	0.4
Swift Services Holdings, Inc., 10.000%	0.4
Total	4.3%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at March 31, 2014

Shares		Value
Common Stocks: 54.0%

Aerospace & Defense: 3.1%
41,330	Boeing Co.	$5,186,502
55,735	Triumph Group, Inc.	3,599,366
		8,785,868
Air Freight & Logistics: 0.9%
253,750	Royal Mail Plc1	2,381,696

Beverages: 1.7%
38,650	Diageo Plc – ADR	4,815,403

Communications Equipment: 1.7%
75,025	Motorola Solutions, Inc.	4,823,357

Containers & Packaging: 4.2%
136,955	Crown Holdings, Inc.1	6,127,367
162,870	Owens-Illinois, Inc.1	5,509,892
		11,637,259
Diversified Financial Services: 1.4%
153,890	PHH Corp.1	3,976,518

Electric Utilities: 2.0%
141,930	NRG Yield, Inc. – Class A	5,610,493

Food Products: 1.2%
80,255	Unilever NV – NYRS	3,300,086

Gas Utilities: 1.1%
133,020	Questar Corp.	3,163,216

Health Care Equipment & Supplies: 1.6%
40,530	Teleflex, Inc.	4,346,437

Health Care Providers & Services: 1.6%
121,700	HealthSouth Corp.	4,372,681

Insurance: 1.4%
9,601	Alleghany Corp.1	3,911,255

Internet & Catalog Retail: 1.8%
174,240	Liberty Interactive Corp. – Class A1	5,030,309

Internet Software & Services: 1.6%
4,125	Google, Inc. – Class A1	4,597,354

IT Services: 1.1%
268,155	Xerox Corp.	3,030,151

Media: 6.9%
34,960	Charter Communications,
	Inc. – Class A1	4,307,072
151,470	Cinemark Holdings, Inc.	4,394,145
76,420	DIRECTV1	5,840,016
55,865	Viacom, Inc. – Class B	4,747,966
		19,289,199
Multiline Retail: 0.6%
113,740	Marks & Spencer Group PLC – ADR	1,713,266

Oil, Gas & Consumable Fuels: 2.9%
221,935	Cosan Limited – Class A	2,530,059
57,685	Occidental Petroleum Corp.	5,496,804
		8,026,863
Pharmaceuticals: 8.7%
35,740	Bayer AG – ADR	4,834,192
47,405	Johnson & Johnson	4,656,593
44,100	Novartis AG – ADR	3,749,382
83,210	Sanofi – ADR	4,350,219
50,084	Valeant Pharmaceuticals
	International, Inc.1	6,602,574
		24,192,960
Semiconductors & Semiconductor Equipment: 1.5%
501,195	Atmel Corp.1	4,189,990

Software: 2.2%
150,505	Oracle Corporation	6,157,160

Thrifts & Mortgage Finance: 0.6%
117,940	Stonegate Mortgage Corp.1	1,752,588

Trading Companies & Distributors: 2.4%
176,615	Air Lease Corp.	6,585,973

Water Utilities: 1.8%
113,700	American Water Works Co., Inc.	5,161,980

Total Common Stocks
(Cost $121,130,990)		150,852,062

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2014

Shares		Value
Partnerships & Trusts: 5.1%

Oil, Gas & Consumable Fuels: 5.1%
123,870	Atlas Pipeline Partners L.P.	$3,977,465
75,730	Enterprise Products Partners L.P.	5,252,633
72,970	Magellan Midstream Partners L.P.	5,088,928
		14,319,026
Total Partnerships & Trusts
(Cost $11,434,652)		14,319,026

Real Estate Investment Trusts: 4.7%

116,155	Digital Realty Trust, Inc.	6,165,507
543,220	New Residential Investment Corp.	3,514,634
748,540	Newcastle Investment Corp.	3,518,138
		13,198,279
Total Real Estate Investment Trusts
(Cost $13,464,720)		13,198,279

Principal
Amount
Bonds: 33.1%
Corporate Bonds: 31.2%

Aerospace & Defense: 1.3%
	ADS Tactical, Inc.
$600,000	11.000%, 04/01/20182	601,500
	Erickson, Inc.
1,000,000	8.250%, 05/01/20202	1,055,000
	Kratos Defense &
	Security Solutions, Inc.
1,000,000	10.000%, 06/01/2017	1,060,000
	Spirit AeroSystems, Inc.
1,000,000	5.250%, 03/15/20222	1,007,500
		3,724,000
Auto Components: 0.4%
	Stoneridge, Inc.
1,000,000	9.500%, 10/15/20172	1,083,750

Beverages: 0.8%
	Beverages & More, Inc.
1,000,000	10.000%, 11/15/20182	1,043,750
	Cott Beverages, Inc.
1,000,000	8.125%, 09/01/2018	1,066,250
		2,110,000
Building Products: 0.4%
	Cleaver-Brooks, Inc.
1,000,000	8.750%, 12/15/20192	1,110,000

Capital Markets: 0.8%
	E*Trade Financial Corp.
750,000	6.000%, 11/15/2017	792,188
250,000	6.375%, 11/15/2019	273,125
	Oppenheimer Holdings, Inc.
1,000,000	8.750%, 04/15/2018	1,070,000
		2,135,313
Chemicals: 1.1%
	HIG BBC Intermediate Holdings LLC
1,000,000	10.500%, 09/15/20182	1,032,500
	LSB Industries, Inc.
1,000,000	7.750%, 08/01/20192	1,077,500
	Trinseo Materials Operating SCA
900,000	8.750%, 02/01/2019	968,625
		3,078,625
Commercial Services & Supplies: 0.6%
	Deluxe Corp.
500,000	6.000%, 11/15/2020	527,500
	R.R. Donnelley & Sons Co.
750,000	8.250%, 03/15/2019	896,250
250,000	8.875%, 04/15/2021	282,812
		1,706,562
Construction & Engineering: 0.4%
	Michael Baker International LLC
1,000,000	8.250%, 10/15/20182	1,072,500

Construction Materials: 0.7%
	Associated Asphalt Partners LLC
1,000,000	8.500%, 02/15/20182	1,052,500
	Rain CII Carbon LLC
1,000,000	8.000%, 12/01/20182	1,050,000
		2,102,500
Consumer Finance: 0.7%
	Ally Financial, Inc.
500,000	3.500%, 07/18/2016	516,250
500,000	2.750%, 01/30/2017	506,250
	Cash America International, Inc.
1,000,000	5.750%, 05/15/2018	990,000
		2,012,500

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2014

Principal
Amount		Value

Containers & Packaging: 1.2%
	Ardagh Packaging Finance PLC
$1,000,000	6.250%, 01/31/20192	$1,047,500
	Berry Plastics Corp.
1,000,000	9.500%, 05/15/2018	1,058,750
	Packaging Dynamics Corp.
1,100,000	8.750%, 02/01/20162	1,130,937
		3,237,187
Distributors: 0.4%
	Pittsburgh Glass Works LLC
1,000,000	8.000%, 11/15/20182	1,092,500

Diversified Consumer Services: 0.7%
	Outerwall, Inc.
1,000,000	6.000%, 03/15/2019	1,050,000
	Regis Corp.
1,000,000	5.750%, 12/05/20172	1,032,500
		2,082,500
Diversified Financial Services: 1.1%
	Aviation Capital Group Corp.
400,000	3.875%, 09/27/20162	414,600
600,000	4.625%, 01/31/20182	624,443
	Icahn Enterprises L.P.
750,000	3.500%, 03/15/20172	759,375
	Intrepid Aviation Group Holdings LLC
700,000	6.875%, 02/15/20192	726,250
	Milestone Aviation Group Ltd.
500,000	8.625%, 12/15/20172	540,625
		3,065,293
Diversified Telecommunication Services: 0.6%
	West Corp.
1,000,000	8.625%, 10/01/2018	1,077,500
	Windstream Corp.
500,000	8.125%, 09/01/2018	533,750
		1,611,250
Electronic Equipment, Instruments
& Components: 0.4%
	Sanmina Corp.
1,000,000	7.000%, 05/15/20192	1,063,750

Energy Equipment & Services: 1.0%
	Era Group, Inc.
500,000	7.750%, 12/15/2022	530,000
	ION Geophysical Corp.
350,000	8.125%, 05/15/20182	332,500
	Nuverra Environmental
	Solutions, Inc.
900,000	9.875%, 04/15/2018	933,750
	Tervita Corp.
1,000,000	10.875%, 02/15/20182	1,008,750
		2,805,000
Food & Staples Retailing: 2.1%
	BI-LO LLC
1,000,000	8.625%, 09/15/20182	1,041,250
	KeHE Distributors LLC
1,000,000	7.625%, 08/15/20212	1,076,875
	Michaels FinCo Holdings LLC
1,000,000	7.500%, 08/01/20182	1,035,000
	Rite Aid Corp.
500,000	9.250%, 03/15/2020	571,875
	Roundy’s Supermarkets, Inc.
1,000,000	10.250%, 12/15/20202	1,070,000
	Tops Holding Corp.
500,000	8.875%, 12/15/2017	548,750
	Tops Holding II Corp.
500,000	8.750%, 06/15/2018	524,375
		5,868,125
Food Products: 0.4%
	Shearer’s Foods LLC
1,000,000	9.000%, 11/01/20192	1,097,500

Health Care Equipment & Supplies: 0.4%
	Alere, Inc.
1,000,000	8.625%, 10/01/2018	1,077,500

Health Care Providers & Services: 0.6%
	CHS/Community Health Systems, Inc.
500,000	8.000%, 11/15/2019	551,875
500,000	6.875%, 02/01/20222	525,000
	VWR Funding, Inc.
450,000	7.250%, 09/15/2017	486,000
		1,562,875
Hotels, Restaurants & Leisure: 1.1%
	Boyd Gaming Corp.
1,000,000	9.125%, 12/01/2018	1,089,000
	Carrols Restaurant Group, Inc.
1,000,000	11.250%, 05/15/2018	1,156,250
	Ruby Tuesday, Inc.
900,000	7.625%, 05/15/2020	807,750
		3,053,000

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2014

Principal
Amount		Value

Household Durables: 1.1%
	Blyth, Inc.
$1,000,000	6.000%, 06/30/20172,3	$1,045,000
	Century Intermediate Holding Co.
1,000,000	9.750%, 02/15/20192	1,058,750
	Ethan Allen Global, Inc.
1,000,000	5.375%, 10/01/2015	1,041,250
		3,145,000
Household Products: 0.3%
	Sun Products Corp.
1,000,000	7.750%, 03/15/20212	855,000

Independent Power and Renewable
Electricity Producers: 0.4%
	NRG Energy, Inc.
1,000,000	8.500%, 06/15/2019	1,056,250

Leisure Products: 0.2%
	Smith & Wesson Holding Corp.
500,000	5.875%, 06/15/20172	522,500

Machinery: 1.2%
	Amsted Industries, Inc.
1,250,000	5.000%, 03/15/20222	1,260,938
	Navistar International Corp.
1,000,000	8.250%, 11/01/2021	1,023,750
	Waterjet Holdings, Inc.
1,065,000	7.625%, 02/01/20202	1,131,562
		3,416,250

Media: 1.3%
	Carmike Cinemas, Inc.
1,000,000	7.375%, 05/15/2019	1,096,250
	Lions Gate Entertainment Corp.
500,000	5.250%, 08/01/2018	507,500
	MDC Partners, Inc.
1,000,000	6.750%, 04/01/20202	1,057,500
	NAI Entertainment Holdings
1,000,000	5.000%, 08/01/20182	1,042,500
		3,703,750
Metals & Mining: 2.1%
	A.M. Castle & Co.
1,000,000	12.750%, 12/15/2016	1,128,750
	AuRico Gold, Inc.
1,000,000	7.750%, 04/01/20202	997,500
	Coeur Mining, Inc.
1,000,000	7.875%, 02/01/2021	1,010,000
	Edgen Murray Corp.
649,000	8.750%, 11/01/20202	752,029
	Hecla Mining Co.
1,000,000	6.875%, 05/01/2021	975,000
	Horsehead Holding Corp.
900,000	10.500%, 06/01/20172	1,014,750
		5,878,029
Multiline Retail: 0.2%
	Bon-Ton Department Stores, Inc.
700,000	8.000%, 06/15/2021	679,875

Oil, Gas & Consumable Fuels: 2.7%
	Alon Refining Krotz Springs, Inc.
351,000	13.500%, 10/15/2014	352,974
	Calumet Specialty
	Products Partners L.P.
1,300,000	9.375%, 05/01/2019	1,482,000
1,000,000	6.500%, 04/15/20212	1,010,000
	NGL Energy Partners L.P.
750,000	6.875%, 10/15/20212	783,750
	RAAM Global Energy Co.
750,000	12.500%, 10/01/2015	776,250
	Resolute Energy Corp.
1,000,000	8.500%, 05/01/2020	1,050,000
	Ultra Resources, Inc.
500,000	7.310%, 03/01/20162,3	535,782
500,000	5.920%, 03/01/20183	526,710
	Vanguard Natural Resources, LLC
1,000,000	7.875%, 04/01/2020	1,082,500
		7,599,966
Paper & Forest Products: 0.2%
	Resolute Forest Products, Inc.
500,000	5.875%, 05/15/20232	490,000

Pharmaceuticals: 0.4%
	Valeant Pharmaceuticals
	International, Inc.
1,000,000	6.875%, 12/01/20182	1,067,500

Road & Rail: 0.8%
	Hertz Corp.
1,000,000	7.500%, 10/15/2018	1,068,750
	Swift Services Holdings, Inc.
1,000,000	10.000%, 11/15/2018	1,103,750
		2,172,500

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2014

Principal
Amount		Value

Semiconductors & Semiconductor Equipment: 0.3%
	Global A&T Electronics Ltd.
$1,000,000	10.000%, 02/01/20192	$825,000

Specialty Retail: 0.3%
	Brown Shoe Co., Inc.
300,000	7.125%, 05/15/2019	318,750
	Gibson Brands, Inc.
475,000	8.875%, 08/01/20182	508,250
		827,000
Thrifts & Mortgage Finance: 0.4%
	Nationstar Mortgage Holdings, Inc.
250,000	10.875%, 04/01/2015	251,875
750,000	9.625%, 05/01/2019	832,500
		1,084,375
Tobacco: 0.4%
	Alliance One International, Inc.
1,000,000	9.875%, 07/15/2021	1,027,500

Trading Companies & Distributors: 0.9%
	BlueLine Rental Finance Corp.
1,000,000	7.000%, 02/01/20192	1,060,000
	Modular Space Corp.
1,000,000	10.250%, 01/31/20192	1,042,500
	WESCO Distribution, Inc.
500,000	5.375%, 12/15/20212	512,500
		2,615,000
Wireless Telecommunication Services: 0.8%
	MetroPCS Wireless, Inc.
1,000,000	7.875%, 09/01/2018	1,065,000
	Sprint Communications, Inc.
1,000,000	8.375%, 08/15/2017	1,181,250
		2,246,250
Total Corporate Bonds
(Cost $84,614,440)		86,963,975

Convertible Bonds: 1.9%

Air Freight & Logistics: 0.2%
	UTi Worldwide, Inc.
500,000	4.500%, 03/01/20192	535,000
	XPO Logistics, Inc.
50,000	4.500%, 10/01/2017	94,000
		629,000
Biotechnology: 0.3%
	PDL BioPharma, Inc.
830,000	4.000%, 02/01/2018	877,725

Capital Markets: 0.4%
	Knight Capital Group, Inc.
1,000,000	3.500%, 03/15/2015	1,011,875

Electronic Equipment, Instruments & Components: 0.4%
	InvenSense, Inc.
1,000,000	1.750%, 11/01/20182	1,272,500

Machinery: 0.2%
	Navistar International Corp.
500,000	4.500%, 10/15/20182	491,250

Semiconductors & Semiconductor Equipment: 0.4%
	NVIDIA Corp.
1,000,000	1.000%, 12/01/20182	1,099,375

Total Convertible Bonds
(Cost $4,885,663)		5,381,725

Total Bonds
(Cost $89,500,103)		92,345,700

Shares
Short-Term Investments: 1.5%

4,183,487	Federated U.S. Treasury
	Cash Reserves, 0.000%4	4,183,487

Total Short-Term Investments
(Cost $4,183,487)		4,183,487

Total Investments in Securities: 98.4%
(Cost $239,713,952)		274,898,554
Other Assets in Excess of Liabilities: 1.6%		4,470,599
Total Net Assets: 100.0%		$279,369,153

ADR – American Depositary Receipt
NYRS – New York Registry Shares
1	Non-income producing security.
2
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At March 31, 2014, the value of these securities amounted to $48,777,291 or 17.5% of net assets.

3	Security is fair valued under supervision of the Board of Trustees (See Note 2A).
4	Annualized seven-day yield as of March 31, 2014.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Portfolio Managers’ Review

Performance Summary

For the fiscal year ended March 31, 2014, the Osterweis Institutional Equity Fund (the “Fund”) generated a total return of 19.93%, modestly underperforming its benchmark, the S&P 500 Index (the “S&P 500”), which generated a total return of 21.86% over the same period.  (Please see standardized performance in the table following this review.)

Market Review

The equity market, as measured by the S&P 500, gained 21.86% over the twelve months ended March 31, 2014 with much of the gain occurring in the fourth calendar quarter of 2013.  In the first calendar quarter of 2014, the markets treaded water as investors questioned the sustainability of corporate profit growth and potential market risks related to softer economic readings out of the emerging markets.

Portfolio Review

The Fund marginally trailed the benchmark for the fiscal year ended March 31st, with its residual cash position being one of the major reasons.  Though averaging less than 3% over the year, the small cash holding nevertheless resulted in a meaningful drag on relative performance due to the strong equity market.  Within equities, stock selection in the Financials, Consumer Staples and Energy sectors accounted for most of the value detraction.  In particular, our investments in the stock exchange BM&F Bovespa and energy conglomerate Cosan, both Brazilian, fared poorly during the period both on an absolute basis and versus the benchmark.  Within Consumer Staples, although performance was positive for food & beverage stocks Diageo and Unilever, the securities subtracted relative value due to their low returns and substantive weighting.  Besides BM&F Bovespa and Cosan, the remaining top five detractors from absolute returns were IT company Compuware, aerospace equipment supplier Triumph and cable/internet operator Charter Communications, with the first investment exiting the portfolio in June 2013 and the latter two entering in late September 2013 and January 2014, respectively.

On the positive side, our favorable stock selection in the Health Care sector and in particular our positions in drug maker Valeant Pharmaceuticals and rehabilitation services provider HealthSouth garnered a substantial boost to relative as well as absolute returns.  Rounding out the Fund’s top five contributors to absolute performance were Boeing, Viacom and Google.  In addition, our sector weightings benefited relative performance overall, with our higher and lower exposures compared to the benchmark in Health Care and Consumer Staples, respectively, as well as the absence of Telecommunications holdings, adding the most value.  Somewhat dampening this positive impact was the Fund’s greater exposure to Utilities and Energy along with underweightings in Information Technology, Financials and Industrials.

Outlook & Portfolio Positioning

We think that the odds favor a continuation of the slow, non-inflationary economic growth we have seen over the past several years.  In this environment, companies should be able to keep growing earnings and cash flows and provide an opportunity for attractive returns compared to most alternatives (i.e. cash and fixed income).  That said, we expect to see the inevitable bumps along the road as the market reacts to any number of potential surprises (e.g. rumblings out of Russia or the Middle East).  We would look to use any resulting market pull backs as opportunities to increase positions in existing holdings or to buy new names.

As always, we are looking for attractively valued companies that we believe are misunderstood or out of favor.  While these companies are harder to find, we continue to uncover stocks that are facing various challenges and have unrecognized turnaround or growth potential.  We continue to focus on companies with businesses that can thrive in a slow growth economic environment.  Lastly, we maintain our focus on companies with strong and growing free cash flow, particularly those that return this cash flow to shareholders through dividends and stock repurchases.

The Osterweis Institutional Equity Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code.  From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk.

Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.

Institutional Equity Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2014
		Since Inception
	1 Yr.	(July 31, 2012)
Osterweis Institutional Equity Fund	19.93%	23.52%
S&P 500 Index	21.86	22.83

Net Expense Ratio as of 3/31/2014: 1.00%
Gross Expense Ratio as of 3/31/2013: 1.27%1
1  As of the most recent Prospectus dated June 30, 2013. (Net expense ratio: 1.01%)

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days.  Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower.

Growth of $10K (Inception to 3/31/2014)

This chart illustrates the performance of a hypothetical $10,000 investment made on July 31, 2012, and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Sector Allocation

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	3.6%
Crown Holdings, Inc.	3.4
Air Lease Corp.	3.3
Oracle Corporation	3.2
DIRECTV	3.2
Magellan Midstream Partners L.P.	3.2
American Water Works Co., Inc.	3.1
Owens-Illinois, Inc.	3.0
Diageo Plc	3.0
Johnson & Johnson	3.0
Total	32.0%

Fund holdings are subject to change.

Institutional Equity Fund | Schedule of Investments at March 31, 2014

Shares		Value
Common Stocks: 82.0%

Aerospace & Defense: 4.9%
13,215	Boeing Co.	$1,658,351
17,640	Triumph Group, Inc.	1,139,191
		2,797,542
Air Freight & Logistics: 1.4%
83,245	Royal Mail Plc1	781,337

Beverages: 3.0%
13,750	Diageo Plc – ADR	1,713,113

Communications Equipment: 2.4%
21,495	Motorola Solutions, Inc.	1,381,914

Containers & Packaging: 6.5%
43,970	Crown Holdings, Inc.1	1,967,218
51,375	Owens-Illinois, Inc.1	1,738,016
		3,705,234
Diversified Financial Services: 2.0%
43,375	PHH Corp.1	1,120,810

Electric Utilities: 1.0%
15,245	NRG Yield, Inc. – Class A	602,635

Food Products: 2.6%
35,535	Unilever NV – NYRS	1,461,199

Gas Utilities: 1.4%
34,935	Questar Corp.	830,754

Health Care Equipment & Supplies: 2.4%
13,005	Teleflex, Inc.	1,394,656

Health Care Providers & Services: 2.7%
42,360	HealthSouth Corp.	1,521,995

Insurance: 2.2%
3,125	Alleghany Corp.1	1,273,062

Internet & Catalog Retail: 2.9%
58,445	Liberty Interactive Corp. – Class A1	1,687,307

Internet Software & Services: 2.8%
1,440	Google, Inc. – Class A1	1,604,894

IT Services: 1.1%
55,430	Xerox Corp.	626,359

Media: 10.7%
9,635	Charter Communications,
	Inc. – Class A1	1,187,032
57,155	Cinemark Holdings, Inc.	1,658,066
24,015	DIRECTV1	1,835,226
17,140	Viacom, Inc. – Class B	1,456,729
		6,137,053
Multiline Retail: 1.3%
47,750	Marks & Spencer Group PLC – ADR	719,258

Oil, Gas & Consumable Fuels: 4.0%
53,915	Cosan Limited – Class A	614,631
17,830	Occidental Petroleum Corp.	1,699,021
		2,313,652
Pharmaceuticals: 13.8%
11,500	Bayer AG – ADR	1,555,490
17,380	Johnson & Johnson	1,707,238
16,570	Novartis AG – ADR	1,408,781
22,085	Sanofi – ADR	1,154,604
15,540	Valeant Pharmaceuticals
	International, Inc.1	2,048,638
		7,874,751
Semiconductors & Semiconductor Equipment: 2.6%
174,910	Atmel Corp.1	1,462,248

Software: 3.2%
45,355	Oracle Corporation	1,855,473

Thrifts & Mortgage Finance: 0.7%
27,645	Stonegate Mortgage Corp.1	410,805

Trading Companies & Distributors: 3.3%
50,570	Air Lease Corp.	1,885,755

Water Utilities: 3.1%
38,855	American Water Works Co., Inc.	1,764,017

Total Common Stocks
(Cost $36,853,433)		46,925,823

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Schedule of Investments at March 31, 2014

Shares		Value
Partnerships & Trusts: 8.2%

Oil, Gas & Consumable Fuels: 8.2%
39,740	Atlas Pipeline Partners L.P.	$1,276,051
23,060	Enterprise Products Partners L.P.	1,599,442
26,140	Magellan Midstream Partners L.P.	1,823,004
		4,698,497
Total Partnerships & Trusts
(Cost $3,501,308)		4,698,497

Real Estate Investment Trusts: 7.1%

28,215	Digital Realty Trust, Inc.	1,497,652
174,970	New Residential Investment Corp.	1,132,056
298,360	Newcastle Investment Corp.	1,402,292
		4,032,000
Total Real Estate Investment Trusts
(Cost $4,055,911)		4,032,000

Short-Term Investments: 2.6%

1,505,978	Federated U.S. Treasury
	Cash Reserves, 0.000%2	1,505,978

Total Short-Term Investments
(Cost $1,505,978)		1,505,978
Total Investments in Securities: 99.9%
(Cost $45,916,630)		57,162,298
Other Assets in Excess of Liabilities: 0.1%		62,799
Total Net Assets: 100.0%		$57,225,097

ADR – American Depositary Receipt
NYRS – New York Registry Shares
1	Non-income producing security.
2	Annualized seven-day yield as of March 31, 2014.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at March 31, 2014

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
ASSETS
Investments in securities, at value (cost $777,939,975,
$6,696,633,957, $239,713,952, and
$45,916,630, respectively) (Note 2)	$1,158,176,306	$6,844,511,364	$274,898,554	$57,162,298
Receivables:
Investment securities sold	5,553,122	20,331,059	2,413,565	—
Fund shares sold	1,481,224	33,031,852	2,101,362	—
Dividends and interest	2,703,046	128,036,115	2,347,607	149,375
Prepaid expenses	16,670	132,778	8,839	7,033
Total assets	1,167,930,368	7,026,043,168	281,769,927	57,318,706

LIABILITIES
Payables:
Investment securities purchased	1,437,429	130,651,063	1,952,859	13,747
Fund shares redeemed	1,846,539	7,041,520	131,344	—
Investment advisory fees	838,059	3,976,055	234,729	41,449
Administration fees	62,753	278,309	12,596	2,241
Custody fees	5,344	20,455	2,799	1,048
Fund accounting fees	23,257	89,827	11,271	4,008
Transfer agent fees	152,403	615,664	11,831	3,019
Trustee fees	4,059	16,136	1,802	1,268
Chief Compliance Officer fees	1,500	1,500	1,500	1,500
Other accrued expenses	54,136	616,284	40,043	25,329
Total liabilities	4,425,479	143,306,813	2,400,774	93,609

NET ASSETS	$1,163,504,889	$6,882,736,355	$279,369,153	$57,225,097

COMPUTATION OF NET ASSET VALUE
Net assets	$1,163,504,889	$6,882,736,355	$279,369,153	$57,225,097
Shares issued and outstanding (unlimited number of
shares authorized without par value)	33,160,696	574,273,915	18,435,564	4,159,272
Net asset value, offering and redemption price per share	$35.09	$11.99	$15.15	$13.76

COMPONENTS OF NET ASSETS
Paid-in capital	$714,493,376	$6,715,468,306	$237,826,090	$43,890,988
Undistributed net investment income	12,673,035	17,190,943	2,071,353	254,664
Accumulated net realized gain on investments	56,102,147	2,199,699	4,287,108	1,833,777
Net unrealized appreciation on investments	380,236,331	147,877,407	35,184,602	11,245,668
Net assets	$1,163,504,889	$6,882,736,355	$279,369,153	$57,225,097

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Year Ended March 31, 2014

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
INVESTMENT INCOME
Dividends (net of $309,178; $0; $40,889 and
$19,959, respectively, in foreign withholding taxes)	$22,452,695	$—	$3,522,857	$1,074,514
Interest	1,744	270,150,569	5,081,220	39
Total investment income	22,454,439	270,150,569	8,604,077	1,074,553

EXPENSES (Note 3)
Investment advisory fees	9,102,068	33,567,510	2,199,225	418,255
Administration fees	388,431	1,582,746	77,379	11,661
Transfer agent fees	631,344	2,846,431	52,807	15,641
Fund accounting fees	139,562	508,503	65,169	21,464
Custody fees	70,816	244,487	28,568	7,851
Reports to shareholders	73,882	307,966	9,124	3,836
Registration fees	55,495	745,184	45,922	32,058
Audit fees	26,201	26,200	23,700	18,700
Miscellaneous expense	38,708	120,546	6,639	7,064
Trustee fees	14,339	57,190	6,534	4,371
Chief Compliance Officer fees	7,542	7,541	10,043	8,939
Insurance expense	4,561	10,708	2,474	2,443
Legal fees	4,468	4,443	5,100	5,584
Total expenses	10,557,417	40,029,455	2,532,684	557,867
Fees recouped (waived) by the Adviser	—	—	—	(65,802)
Net expenses	10,557,417	40,029,455	2,532,684	492,065
Net investment income	11,897,022	230,121,114	6,071,393	582,488

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	104,764,915	9,031,319	7,018,312	3,050,242
Change in net unrealized appreciation on
investments and foreign currency	60,355,861	47,189,155	19,640,895	5,252,968
Net realized and unrealized gain on
investments and foreign currency	165,120,776	56,220,474	26,659,207	8,303,210
Net increase in net assets resulting from operations	$177,017,798	$286,341,588	$32,730,600	$8,885,698

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2014	March 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$11,897,022	$4,667,356
Net realized gain on investments	104,764,915	61,367,122
Change in net unrealized appreciation on investments	60,355,861	94,381,874
Net increase in net assets resulting from operations	177,017,798	160,416,352

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(7,859,811)	(18,635,914)
From realized gains	(76,320,662)	(13,588,305)
Total distributions to shareholders	(84,180,473)	(32,224,219)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	140,557,000	(286,704,055)
Total increase (decrease) in net assets	233,394,325	(158,511,922)

NET ASSETS
Beginning of year	930,110,564	1,088,622,486
End of year	$1,163,504,889	$930,110,564
Undistributed net investment income	$12,673,035	$6,707,776

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2014		March 31, 2013
	Shares	Value	Shares	Value
Shares sold	7,964,699	$272,091,206	6,170,242	$171,663,410
Shares issued in reinvestment of distributions	1,995,265	66,741,613	856,096	23,910,779
Shares redeemed (b)	(5,788,437)	(198,275,819)	(17,200,024)	(482,278,244)
Net increase (decrease)	4,171,527	$140,557,000	(10,173,686)	$(286,704,055)

(b)	Net of redemption fees of $3,345 and $14,508, respectively.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2014	March 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$230,121,114	$140,744,819
Net realized gain on investments	9,031,319	4,549,822
Change in net unrealized appreciation on investments	47,189,155	67,318,105
Net increase in net assets resulting from operations	286,341,588	212,612,746

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(215,685,477)	(143,432,680)
From net realized gain	(3,819,169)	—
Total distributions to shareholders	(219,504,646)	(143,432,680)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	3,559,310,461	933,512,781
Total increase in net assets	3,626,147,403	1,002,692,847

NET ASSETS
Beginning of year	3,256,588,952	2,253,896,105
End of year	$6,882,736,355	$3,256,588,952
Undistributed net investment income	$17,190,943	$2,755,306

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2014		March 31, 2013
	Shares	Value	Shares	Value
Shares sold	386,701,328	$4,595,405,364	129,599,165	$1,516,983,417
Shares issued in reinvestment of distributions	16,160,064	191,137,830	10,557,618	122,727,775
Shares redeemed (b)	(103,236,584)	(1,227,232,733)	(60,432,645)	(706,198,411)
Net increase	299,624,808	$3,559,310,461	79,724,138	$933,512,781

(b)	Net of redemption fees of $225,879 and $30,583, respectively.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2014	March 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$6,071,393	$1,664,692
Net realized gain on investments	7,018,312	983,191
Change in net unrealized appreciation on investments	19,640,895	13,003,553
Net increase in net assets resulting from operations	32,730,600	15,651,436

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(4,609,967)	(1,672,584)
From net realized gain	(3,324,514)	(246,062)
Total distributions to shareholders	(7,934,481)	(1,918,646)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	78,269,366	120,096,937
Total increase in net assets	103,065,485	133,829,727

NET ASSETS
Beginning of year	176,303,668	42,473,941
End of year	$279,369,153	$176,303,668
Undistributed net investment income	$2,071,353	$677,952

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2014		March 31, 2013
	Shares	Value	Shares	Value
Shares sold	7,630,685	$111,192,897	9,905,277	$125,058,327
Shares issued in reinvestment of distributions	513,299	7,458,229	144,183	1,770,559
Shares redeemed (b)	(2,811,630)	(40,381,760)	(548,606)	(6,731,949)
Net increase	5,332,354	$78,269,366	9,500,854	$120,096,937

(b)	Net of redemption fees of $7,127 and $140, respectively.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Statements of Changes in Net Assets

		Period from
		July 31, 2012*
	Year Ended	through
	March 31, 2014	March 31, 2013
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$582,488	$95,176
Net realized gain on investments	3,050,242	31,556
Change in net unrealized appreciation on investments	5,252,968	5,992,700
Net increase in net assets resulting from operations	8,885,698	6,119,432

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(357,991)	(44,982)
From net realized gain	(1,268,051)	—
Total distributions to shareholders	(1,626,042)	(44,982)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	7,901,917	35,989,074
Total increase in net assets	15,161,573	42,063,524

NET ASSETS
Beginning of period/year	42,063,524	—
End of period/year	$57,225,097	$42,063,524
Undistributed net investment income	$254,664	$46,524

(a)	Summary of capital share transactions is as follows:

	Year Ended		Period from July 31, 2012*
	March 31, 2014		through March 31, 2013
	Shares	Value	Shares	Value
Shares sold	579,660	$7,545,109	3,789,797	$38,558,858
Shares issued in reinvestment of distributions	124,220	1,626,042	2,818	28,972
Shares redeemed (b)	(97,536)	(1,269,234)	(239,687)	(2,598,756)
Net increase	606,344	$7,901,917	3,552,928	$35,989,074

(b)	Net of redemption fees of $0 and $11,328, respectively.
*	Commenced operations on July 31, 2012.

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$32.08	$27.80	$28.48	$25.28	$18.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income1	0.39	0.14	0.25	0.18	0.22
Net realized and unrealized gain (loss) on investments	5.42	5.21	(0.63)	3.28	6.95
Total from investment operations	5.81	5.35	(0.38)	3.46	7.17

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.62)	—	(0.26)	(0.09)
From net realized gain	(2.54)	(0.45)	(0.30)	—	—
Total distributions	(2.80)	(1.07)	(0.30)	(0.26)	(0.09)
Paid-in-capital from redemption fees (Note 2)2	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$35.09	$32.08	$27.80	$28.48	$25.28
Total return	18.55%	19.84%	(1.21)%	13.76%	39.41%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$1,163.5	$930.1	$1,088.6	$1,482.5	$1,029.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.01%	1.03%	0.98%	0.99%	1.08%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	1.14%	0.50%	0.94%	0.69%	0.96%
Portfolio turnover rate	31%	24%	31%	39%	26%

1	Calculated using the average shares outstanding method.
2	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each year
	Year Ended March 31,
	2014	2013	2012	2011	2010

Net asset value, beginning of year	$11.86	$11.56	$11.80	$11.47	$9.88

INCOME FROM INVESTMENT OPERATIONS:
Net investment income1	0.58	0.63	0.65	0.68	0.69
Net realized and unrealized gain (loss) on investments	0.09	0.31	(0.11)	0.41	1.65
Total from investment operations	0.67	0.94	0.54	1.09	2.34

LESS DISTRIBUTIONS:
From net investment income	(0.53)	(0.64)	(0.67)	(0.62)	(0.71)
From net realized gain	(0.01)	—	(0.11)	(0.14)	(0.04)
Total distributions	(0.54)	(0.64)	(0.78)	(0.76)	(0.75)
Paid-in-capital from redemption fees (Note 2)2	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$11.99	$11.86	$11.56	$11.80	$11.47
Total return	5.78%	8.34%	4.75%	9.79%	24.16%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$6,882.7	$3,256.6	$2,253.9	$1,743.9	$898.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.85%	0.91%	0.92%	0.96%	1.05%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	4.91%	5.43%	5.58%	5.85%	6.26%
Portfolio turnover rate	75%	82%	87%	115%	98%

1	Calculated using the average shares outstanding method.
2	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout the year/period

				Period from
				August 31, 20101
	Year Ended March 31,			through
	2014	2013	2012	March 31, 2011

Net asset value, beginning of year/period	$13.45	$11.79	$11.65	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income2	0.40	0.29	0.27	0.11
Net realized and unrealized gain on investments	1.78	1.76	0.10	1.67
Total from investment operations	2.18	2.05	0.37	1.78

LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.34)	(0.07)	(0.06)
From net realized gain	(0.20)	(0.05)	(0.16)	(0.07)
Total distributions	(0.48)	(0.39)	(0.23)	(0.13)
Paid-in-capital from redemption fees (Note 2)3	0.00	0.00	0.00	0.00
Net asset value, end of year/period	$15.15	$13.45	$11.79	$11.65
Total return	16.40%	17.65%	3.41%	17.90	%4

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$279.4	$176.3	$42.5	$30.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.15%	1.29%	1.48%	1.79	%5
After fees waived or recouped	1.15%	1.34%	1.50%	1.50	%5

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	2.76%	2.34%	2.38%	1.37	%5
After fees waived or recouped	2.76%	2.29%	2.36%	1.66	%5
Portfolio turnover rate	61%	129%	160%	134	%4

1	Fund commenced operations on August 31, 2010.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.005 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Financial Highlights

For a capital share outstanding throughout the year/period

		Period from
		July 31, 20121
	Year Ended	through
	March 31, 2014	March 31, 2013
Net asset value, beginning of year/period	$11.84	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income2	0.15	0.03
Net realized and unrealized gain on investments	2.19	1.82
Total from investment operations	2.34	1.85

LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.01)
From net realized gain	(0.33)	—
Total distributions	(0.42)	(0.01)
Paid-in-capital from redemption fees (Note 2)	0.00	0.00	3
Net asset value, end of year/period	$13.76	$11.84
Total return	19.93%	18.55	%4

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$57.2	$42.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.13%	1.26	%5
After fees waived or recouped	1.00%	1.00	%5

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.05%	0.22	%5
After fees waived or recouped	1.18%	0.48	%5
Portfolio turnover rate	31%	20	%4

1	Fund commenced operations on July 31, 2012.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.005 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2014

Note 1 – Organization

The Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund (the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, and July 31, 2012, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities.  The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities.  The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Institutional Equity Fund is to attain long-term total returns, which it seeks by investing approximately 95% of its net assets in equity securities.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2014, the Osterweis Strategic Income Fund and Osterweis Strategic Investment Fund held fair valued securities with a market value of $113,982,724 and $2,107,492 or 2.2% and 1.1% of net assets, respectively.

Osterweis Funds | Notes to Financial Statements at March 31, 2014

As described above, the Funds’ utilize various methods to measure the fair value of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2014:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Common Stocks ^	$921,546,986	$—	$—	$921,546,986
Partnerships & Trusts^	95,933,379	—	—	95,933,379
Real Estate Investment Trusts	75,413,122	—	—	75,413,122
Short-Term Investments	65,282,819	—	—	65,282,819
Total Investments	$1,158,176,306	$—	$—	$1,158,176,306

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities or have transfers into or out of Level 1 or Level 2 securities during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds^	$—	$5,441,838,696	$113,982,724	$5,555,821,420
Convertible Bonds^	—	312,492,482	—	312,492,482
Short-Term Investments	976,197,462	—	—	976,197,462
Total Investments	$976,197,462	$5,754,331,178	$113,982,724	$6,844,511,364

^ See Schedule of Investments for industry breakouts.

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.  The Fund did not have transfers between Level 1 and Level 2 securities during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Osterweis Funds | Notes to Financial Statements at March 31, 2014

The following is a reconciliation of Osterweis Strategic Income Fund Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Corporate
Bonds at Fair Value
Balance as of March 31, 2013	$77,587,500
Accrued discounts/premiums	45,001
Realized gain (loss)	2,505,753
Change in unrealized appreciation (depreciation)	3,002,024
Purchases	110,814,300
Sales	(32,609,354)
Transfer out of Level 3	(47,362,500)
Balance as of March 31, 2014	$113,982,724
Change in unrealized appreciation (depreciation) during the
period ended for Level 3 investments held at March 31, 2014:	$3,227,024

	Fair Value at
Type of Security	3/31/14	Valuation Techniques	Unobservable Input	Input Value(s)
Corporate Bonds	$113,982,724	Comparable securities	Discount to yield	(75)bps – 25bps
		Benchmark pricing	Base price	$104.50

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.  In addition, an increase in the discount to yield would result in a lower fair value measurement.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques.  The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$150,852,062	$—	$—	$150,852,062
Partnerships & Trusts^	14,319,026	—	—	14,319,026
Real Estate Investment Trusts	13,198,279	—	—	13,198,279
Corporate Bonds^	—	84,856,483	2,107,492	86,963,975
Convertible Bonds^	—	5,381,725	—	5,381,725
Short-Term Investments	4,183,487	—	—	4,183,487
Total Investments	$182,552,854	$90,238,208	$2,107,492	$274,898,554

^ See Schedule of Investments for industry breakouts.

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.  The Fund did not have transfers between Level 1 and Level 2 securities during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

The following is a reconciliation of Osterweis Strategic Investment Fund Level 3 assets for which significant unobservable inputs were used to determine fair value:

Osterweis Funds | Notes to Financial Statements at March 31, 2014

Investments in Corporate
Bond at Fair Value
Balance as of March 31, 2013	$—
Accrued discounts/premiums	(896)
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	63,388
Purchases	2,045,000
Sales	—
Transfer in and/or out of Level 3	—
Balance as of March 31, 2014	$2,107,492
Change in unrealized appreciation (depreciation) during the
period ended for Level 3 investments held at March 31, 2014:	$63,388

	Fair Value at
Type of Security	3/31/14	Valuation Techniques	Unobservable Input	Input Value(s)
Corporate Bonds	$2,107,492	Comparable securities	Discount to yield	(75)bps – 25bps
		Benchmark pricing	Base price	$104.50

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.  In addition, an increase in the discount to yield would result in a lower fair value measurement.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques.  The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Institutional
Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks ^	$46,925,823	$—	$—	$46,925,823
Partnerships & Trusts^	4,698,497	—	—	4,698,497
Real Estate Investment Trusts	4,032,000	—	—	4,032,000
Short-Term Investments	1,505,978	—	—	1,505,978
Total Investments	$57,162,298	$—	$—	$57,162,298

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities or have transfers between Level 1 and Level 2 securities during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

Osterweis Funds | Notes to Financial Statements at March 31, 2014

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

At March 31, 2014 the Funds deferred, on a tax basis, post-October losses of:

Post-October Losses
Osterweis Fund	$—
Osterweis Strategic Income Fund	6,607,090
Osterweis Strategic Investment Fund	—
Osterweis Institutional Equity Fund	—

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for all open tax years (2011-2013 for the Osterweis Fund, the Osterweis Strategic Income Fund, and the Osterweis Strategic Investment Fund, and 2013 for the Osterweis Institutional Equity Fund) or expected to be taken on their tax returns for the fiscal year ended March 31, 2014.  The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on an identified cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, the Osterweis Strategic Investment Fund, and the Osterweis Institutional Equity Fund normally are declared and paid on an annual basis.  Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

Osterweis Funds | Notes to Financial Statements at March 31, 2014

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2014, the following adjustments were made:

	Undistributed Net	Accumulated	Paid-In
	Investment Income	Gains (Losses)	Capital
Osterweis Fund	$1,928,048	$(1,928,048)	$—
Osterweis Strategic Income Fund	—	—	—
Osterweis Strategic Investment Fund	(68,025)	68,025	—
Osterweis Institutional Equity Fund	(16,357)	16,357	—

J.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Effective June 30, 2014, the Funds will no longer assess a 2% redemption fee on sales of Fund shares occurring within 30 days of purchase.  In addition, effective June 30, 2014, the expense limitation for the Osterweis Strategic Investment Fund of 1.50% of average net assets will be removed.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund, and the Osterweis Institutional Equity Fund with investment management services under separate Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds.  As compensation for their services, the Advisers are entitled to a monthly fee.  For the Osterweis Fund and the Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For the Osterweis Strategic Income Fund, the Advisers are entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of average daily net asses over $2.5 billion. For the Osterweis Institutional Equity Fund, the Advisers are entitled to a monthly fee at an annual rate of 0.85% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For the year ended March 31, 2014, the Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund incurred $9,102,068, $33,567,510, $2,199,225, and $418,255, respectively, in advisory fees.

The Adviser has contractually agreed to limit expenses for the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Funds’ ratios of expenses to average net assets will not exceed 1.50% and 1.00%, respectively.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  For the years ended March 31, 2013 and March 31, 2014, the Adviser waived $51,616 and $65,802, respectively, in fees in the Osterweis Institutional Equity Fund.  The Adviser may recoup these amounts no later than March 31, 2016 and March 31, 2017, respectively.  The total fees available to recoup for the Osterweis Institutional Equity Fund are $117,418.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the

Osterweis Funds | Notes to Financial Statements at March 31, 2014

Funds.  USBFS also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the year ended March 31, 2014 are disclosed in the Statements of Operations.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2014 are as follows:

	Purchases	Sales
Osterweis Fund	$366,977,001	$309,545,750
Osterweis Strategic Income Fund	5,739,579,339	2,997,087,128
Osterweis Strategic Investment Fund	218,838,346	129,917,318
Osterweis Institutional Equity Fund	21,554,204	14,705,879

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the years ended March 31, 2014 and March 31, 2013 were as follows:

	Ordinary Income
	March 31, 2014	March 31, 2013
Osterweis Fund	$10,889,441	$18,635,914
Osterweis Strategic Income Fund	219,504,646	143,432,680
Osterweis Strategic Investment Fund	6,954,691	1,812,956
Osterweis Institutional Equity Fund	1,113,637	44,982

	Long-Term Capital Gains*
	March 31, 2014	March 31, 2013
Osterweis Fund	$73,291,032	$13,588,305
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	979,790	105,690
Osterweis Institutional Equity Fund	512,405	—

*	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Distribution classification may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

Osterweis Funds | Notes to Financial Statements at March 31, 2014

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
Cost of Investments	$770,991,193	$6,697,375,710	$239,708,788	$45,923,257
Gross tax unrealized appreciation	405,406,223	179,657,469	40,571,423	12,524,098
Gross tax unrealized depreciation	(18,221,110)	(32,521,815)	(5,381,657)	(1,285,057)
Net tax unrealized appreciation	387,185,113	147,135,654	35,189,766	11,239,041
Undistributed ordinary income	5,637,482	17,190,943	2,925,358	273,874
Undistributed long-term capital gain	56,188,918	9,548,542	3,427,939	1,821,194
Total distributable earnings	61,826,400	26,739,485	6,353,297	2,095,068
Other accumulated gains (losses)	—	(6,607,090)	—	—
Total accumulated earnings	$449,011,513	$167,268,049	$41,543,063	$13,334,109

For the Osterweis Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

For the Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale deferrals.

Note 6 – Line of Credit

U.S. Bank has extended a line of credit in the amount of $4,000,000 to the Osterweis Institutional Equity Fund.  This line of credit is to be used for temporary or extraordinary purposes, including the financing of redemption payments.  The Osterweis Institutional Equity Fund did not utilize this line of credit at any time during the year ended March 31, 2014.

Report of Independent Registered Public Accounting Firm

To the Shareholders of
The Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund, each a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of March 31, 2014, and for the Osterweis Fund and the Osterweis Strategic Income Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and for the Osterweis Strategic Investment Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period August 31, 2010 (commencement of operations) to March 31, 2011, and for the Osterweis Institutional Equity Fund, the related statements of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period July 31, 2012 (commencement of operations) to March 31, 2013.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund as of March 31, 2014, and the results of their operations, the changes in net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 29, 2014

Osterweis Funds | Expense Example For the Six Months Ended March 31, 2014 (Unaudited)

As a shareholder of the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2013 – March 31, 2014).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6).  Then, multiply the result by the number in the first line under the heading titled, “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Fund	October 1, 2013	March 31, 2014	During the Period*
Actual	$1,000.00	$1,084.40	$5.14
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.00	$4.99
	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Strategic Income Fund	October 1, 2013	March 31, 2014	During the Period*
Actual	$1,000.00	$1,040.30	$4.27
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.74	$4.23

Osterweis Funds | Expense Example For the Six Months Ended March 31, 2014 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Strategic Investment Fund	October 1, 2013	March 31, 2014	During the Period*
Actual	$1,000.00	$1,079.70	$5.91
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.25	$5.74

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Institutional Equity Fund	October 1, 2013	March 31, 2014	During the Period*
Actual	$1,000.00	$1,088.90	$5.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.95	$5.04

*
The calculations are based on expenses incurred during the most recent six-month period.  The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund  were 0.99%, 0.84%, 1.14% and 1.00%, respectively.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the Funds’ current fiscal year.

Osterweis Funds | Trustees and Executive Officers (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust

Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon Industries, Inc. (business	4	Director, PNC
(born 1943)	and	Term; Since	consulting); formerly, Executive Vice President and		Funds, Inc.
c/o U.S. Bancorp	Trustee	May 1991.	Chief Operating Officer, Integrated Asset
Fund Services, LLC			Management (investment advisor and manager)
2020 E. Financial Way			and formerly, President, Value Line, Inc.
Suite 100			(investment advisory and financial publishing firm).
Glendora, CA 91741

Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	4	The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation; The
c/o U.S. Bancorp		May 1991.	Vice President), and Managing Director, Rockefeller		Univ. of Virginia
Fund Services, LLC			& Co. (Investment Manager and Financial Advisor);		Law School Fdn.
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100
Glendora, CA 91741

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer, Direxion Funds since 2013;	4	None
(born 1973)		Term; Since	formerly, Senior Vice President, and Chief Financial
c/o U.S. Bancorp		September	Officer (and other positions), U.S. Bancorp Fund
Fund Services, LLC		2011.	Services, LLC, (1997-2013).
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Carl A. Froebel	Trustee	Indefinite	Formerly President and Founder, National Investor	4	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bancorp		May 1991.	software).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Osterweis Funds | Trustees and Executive Officers (Unaudited)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust

Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive Vice	4	Independent
(born 1950)		Term; Since	President, Investment Company Administration, LLC		Trustee, The
c/o U.S. Bancorp		May 1991.	(mutual fund administrator).		Managers Funds;
Fund Services, LLC					Trustee,
2020 E. Financial Way					Managers AMG
Suite 100					Funds, Aston
Glendora, CA 91741					Funds; Advisory
Board Member,
Sustainable
Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.

Officers of the Trust
Elaine E. Richards	President	Indefinite	Vice President and Legal Compliance Officer,	Not	Not
(born 1968)		Term; Since	U.S. Bancorp Fund Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.
Fund Services, LLC
2020 E. Financial Way	Secretary	Indefinite
Suite 100		Term; Since
Glendora, CA 91741		February 2008.

Eric C. VanAndel	Treasurer	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC,	Not	Not
(born 1975)		Term; Since	since April 2005.	Applicable.	Applicable.
c/o U.S. Bancorp		April 2013.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer	Not	Not
(born 1966)	Compliance	Term: Since	(and other positions), U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	Services, LLC since August 2004.
Fund Services, LLC
615 East Michigan St.	Anti-Money	Indefinite
Milwaukee, WI 53202	Laundering	Term: Since
	Officer	July 2011.

	Vice	Indefinite
	President	Term: Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

Additional Information

Federal Tax Information

For the fiscal year ended March 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	79.42%
Osterweis Strategic Income Fund	0.00%
Osterweis Strategic Investment Fund	20.43%
Osterweis Institutional Equity Fund	54.19%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2014 was as follows:

Osterweis Fund	55.66%
Osterweis Strategic Income Fund	0.00%
Osterweis Strategic Investment Fund	14.63%
Osterweis Institutional Equity Fund	39.91%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Osterweis Fund	27.82%
Osterweis Strategic Income Fund	1.74%
Osterweis Strategic Investment Fund	33.71%
Osterweis Institutional Equity Fund	67.85%

Information About Proxy Voting (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

Information About the Funds Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.osterweis.com.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Institutional Equity Fund	OSTEX	74316J524

OWRPANNU-0314

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Steven J. Paggioli and Eric W. Falkeis are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Osterweis Fund

	FYE 3/31/2014	FYE 3/31/2013
Audit Fees	$23,500	$23,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Osterweis Strategic Income Fund

	FYE 3/31/2014	FYE 3/31/2013
Audit Fees	$23,500	$23,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A
Osterweis Strategic Investment Fund

	FYE 3/31/2014	FYE 3/31/2013
Audit Fees	$21,000	$20,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

Osterweis Institutional Equity Fund

	FYE 3/31/2014	FYE 3/31/2013
Audit Fees	$18,500	$18,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2014	FYE 3/31/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2014	FYE 3/31/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2014	FYE 3/31/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Investment Fund

Non-Audit Related Fees	FYE 3/31/2014	FYE 3/31/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Institutional Equity

Non-Audit Related Fees	FYE 3/31/2014	FYE 3/31/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title) /s/ Elaine E. Richards
Elaine E. Richards, President

Date   June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Elaine E. Richards
Elaine E. Richards, President

Date   June 6, 2014

By (Signature and Title) /s/ Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date   June 6, 2014

* Print the name and title of each signing officer under his or her signature.